                       STATEMENT OF ADDITIONAL INFORMATION

                           THE HIRTLE CALLAGHAN TRUST
               FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
                        WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to The Hirtle Callaghan Trust ("Trust"). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). Hirtle, Callaghan & Co., Inc. ("Hirtle Callaghan") serves as the overall investment adviser to the Trust. This document, although not a Prospectus, is incorporated by reference in its entirety in the Trust's Prospectus and should be read in conjunction with the Trust's Prospectus dated November 1, 2006. A copy of that Prospectus is available by contacting the Trust at (800) 242-9596.

STATEMENT OF ADDITIONAL INFORMATION HEADING                 PAGE   CORRESPONDING PROSPECTUS HEADING
-------------------------------------------                 ----   --------------------------------
Management of the Trust                                       2    Management of the Trust

Further Information About the Trust's Investment Policies    17    Investment Risks and Strategies

Investment Restrictions                                      33    Investment Risks and Strategies

Additional Purchase and Redemption Information               35    Shareholder Information

Portfolio Transactions and Valuation                         35    Shareholder Information

Dividends, Distributions and Taxes                           53    Shareholder Information

History of the Trust and Other Information                   55    Management of Trust

Proxy Voting                                                 56    N/A

Independent Registered Public Accounting                     64    Financial Highlights
Firm and Financial Statements

Ratings Appendix                                             64    N/A

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.

The Trust's Annual Report to Shareholders dated June 30, 2006 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 1, 2006.

                             MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust's Board of Trustees ("Board") currently consists of seven members. A majority of the members of the Board are individuals who are not "interested persons" of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as "Independent Trustees." The remaining Board members are senior officers of Hirtle Callaghan and are thus considered "interested persons" of the Trust for purposes of the Investment Company Act. These Board members are referred to as "Affiliated Trustees." Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust's officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust's separate investment portfolios (each, a "Portfolio"), including (i) the selection and general supervision of those investment advisory organizations ("Specialist Managers") retained by the Trust to provide portfolio management services to the respective Portfolios; and (ii) for Portfolios for which more than one Specialist Manager has been retained, allocation of that Portfolio's assets among such Specialist Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Specialist Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Specialist Managers, retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust's use of a multi-manager structure appears in this Statement of Additional Information under the heading "Management of the Trust:
Multi-Manager Structure."

OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust's Affiliated Trustees, as well as its executive officers.

                                                                                                       NUMBER OF
                                                     TERM OF                                          PORTFOLIOS       OTHER
                                  POSITION(S)     OFFICE; TERM                                          IN FUND    DIRECTORSHIPS
                                   HELD WITH        SERVED IN          PRINCIPAL OCCUPATION(S)          COMPLEX       HELD BY
NAME, ADDRESS, AND AGE               TRUST           OFFICE              DURING PAST 5 YEARS           OVERSEEN      TRUSTEE**
----------------------          --------------   --------------   ---------------------------------   ----------   -------------
Donald E. Callaghan*            Chairman and     Indefinite;      For more than the past five              9            None
Five Tower Bridge,              President        Since: 7/20/95   years, Mr. Callaghan has been a
300 Barr Harbor Drive,                                            Principal of Hirtle Callaghan.
W. Conshohocken, PA 19428
Age: 59

Jonathan J. Hirtle*             Trustee          Indefinite;      For more than the past five              9            None
Five Tower Bridge,                               Since: 7/20/95   years, Mr. Hirtle has been a
300 Barr Harbor Drive,                                            Principal of Hirtle Callaghan.
W. Conshohocken, PA 19428
Age: 53

Robert J. Zion                  Vice President   Indefinite;      Mr. Zion is a Principal of               9             NA
Five Tower Bridge,              & Treasurer      Since: 7/20/95   Hirtle Callaghan, and has been
300 Barr Harbor Drive,                                            employed by that firm for more
W. Conshohocken, PA 19428                                         than the last five years.
Age: 44

Patrick J. Keniston             Secretary        Indefinite;      Counsel, Legal Services of               9             NA
100 Summer Street, 15th Floor                    Since: 3/8/05    BISYS Fund Services (since 2005);
Boston, MA 02110                                                  Attorney, Citigroup GTS
Age: 42                                                           Fund Services (2001-2005).

George Stevens                  Chief            Indefinite;      From September 1996 to present,          9             NA
3435 Stelzer Road               Compliance       Since: 8/9/05    employee of BISYS Fund Services
Columbus, OH 43219              Officer
Age: 55

----------
* Messrs. Callaghan and Hirtle may each be deemed to be an "interested person," as defined by the Investment Company Act, because of their employment with Hirtle Callaghan, the overall investment adviser to the Trust.

** The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

                                                                                                       NUMBER OF
                                                     TERM OF                                          PORTFOLIOS       OTHER
                                  POSITION(S)     OFFICE; TERM                                          IN FUND    DIRECTORSHIPS
                                   HELD WITH        SERVED IN          PRINCIPAL OCCUPATION(S)          COMPLEX       HELD BY
NAME, ADDRESS, AND AGE           TRUST AND AGE       OFFICE              DURING PAST 5 YEARS           OVERSEEN      TRUSTEE**
----------------------          --------------   --------------   ---------------------------------   ----------   -------------
Ross H. Goodman                 Trustee          Indefinite;      For more than the past five              9            None
Five Tower Bridge,                               Since: 7/20/95   years, Mr. Goodman has been
300 Barr Harbor Drive,                                            President and Owner of American
W. Conshohocken, PA 19428                                         Industrial Management & Sales,
Age: 58                                                           Northeast, Inc. or its
                                                                  predecessors (manufacturing
                                                                  representative).

Jarrett Burt Kling              Trustee          Indefinite;      For more than the past five              9        ING Clarion
Five Tower Bridge,                               Since: 7/20/95   years, Mr. Kling has been                         Real Estate
300 Barr Harbor Drive,                                            associated with CRA Real Estate                   Income Fund;
W. Conshohocken, PA 19428                                         Securities, L.P., a registered                    ING Clarion
Age: 63                                                           investment adviser and                            Global Real
                                                                  indirect, wholly owned                           Estate Income
                                                                  subsidiary of ING Group.                             Fund;
                                                                                                                     Old Mutual
                                                                                                                   Advisors Fund

R. Richard Williams             Trustee          Indefinite;      Since early 2000, Mr. Williams           9            None
Five Tower Bridge,                               Since: 7/15/99   has been owner of Seaboard
300 Barr Harbor Drive,                                            Advisers (consulting services).
W. Conshohocken, PA 19428
Age: 61

Richard W. Wortham, III         Trustee          Indefinite;      Mr. Wortham is currently the             9            None
Five Tower Bridge,                               Since: 7/20/95   Chairman and Chief Executive
300 Barr Harbor Drive,                                            Officer of the Wortham
W. Conshohocken, PA 19428                                         Foundation and has been a
Age: 68                                                           Trustee for more than the past
                                                                  five years.

Harvey G. Magarick              Trustee          Indefinite;      Mr. Magarick operates MGH                9           Atlas
Five Tower Bridge,                               Since: 7/01/04   Consultants, Inc. Until June,                       Pipeline
300 Barr Harbor Drive,                                            2004, Mr. Magrick was a partner                   Holdings, LP
W. Conshohocken, PA 19428                                         in the auditing firm of BDO
Age: 67                                                           Seidman, LLP.

----------
* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Committees of the Board of Trustees. The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Executive Committee is generally authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Independent Trustees is not required under the Investment Company Act or other applicable law. The Executive Committee, whose members are Messrs. Callaghan, Hirtle and Goodman, did not meet during the fiscal year ended June 30, 2006.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2006. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust's financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2006.

COMPENSATION ARRANGEMENTS. Effective January 1, 2006, each of the Independent Trustees receives from the Trust a fee of (i) $7,500 per year; (ii) an additional $7,500 for each regular Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; and (iii) $2,500 per special meeting attended by him in person or by telephone, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $5,000 annual fee. The Affiliated Trustees and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2006 (excluding reimbursed expenses).

                              AGGREGATE                              ESTIMATED BENEFITS
                          COMPENSATION FROM    PENSION RETIREMENT   UPON RETIREMENT FROM   TOTAL COMPENSATION
          NAME                  TRUST         BENEFITS FROM TRUST           TRUST              FROM TRUST
          ----            -----------------   -------------------   --------------------   ------------------
Ross H. Goodman                $26,000                none                  none                 $26,000
Jarrett Burt Kling             $18,500                none                  none                 $18,500
R. Richard Williams            $26,000                none                  none                 $26,000
Richard W. Wortham, III        $26,000                none                  none                 $26,000
Harvey G. Magarick             $28,500                none                  none                 $28,500

TRUSTEE OWNERSHIP OF SECURITIES OF THE HIRTLE CALLAGHAN TRUST. The table below sets forth the extent of each Trustee's beneficial interest in shares of the Portfolios as of December 31, 2005. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust's Portfolios held by members of a Trustee's immediate family. All of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

                           DONALD E.   JONATHAN J.   ROSS H.   JARRETT BURT   R. RICHARD     RICHARD W.    HARVEY G.
                           CALLAGHAN      HIRTLE     GOODMAN       KLING       WILLIAMS    WORTHAM, III*    MAGARICK
                           ---------   -----------   -------   ------------   ----------   -------------   ---------
Value Equity                   c            b           a            e             a             a             e
Growth Equity                  d            c           a            e             a             a             e
Small Cap. Equity              d            c           a            e             a             a             e
Internat'l. Equity             c            c           a            e             a             a             e
Short Term Muni Bond           a            a           a            d             a             a             a
Intermed. Term Muni Bond       a            e           a            d             a             a             e
Fixed Income                   c            a           a            d             a             a             d
Fixed Income Opportunity       c            c           a            d             a             a             c
Fixed Income II                a            a           a            d             a             a             d
AGGREGATE DOLLAR
   RANGE OF TRUST SHARES       e            e           a            e             a             a             e

NOTE: a = None
      b = $1 - $10,000
      c = $10,001 - $50,000
      d = $50,001 - $100,000
      e = Over $100,000

----------
* Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Value Equity, Growth Equity, Small Capitalization Equity, International Equity and Fixed Income Opportunity Portfolios, which holdings had values at December 31, 2005 of over $100,000 in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust's Portfolios is authorized to operate on a "multi-manager" basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs.

bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, The Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios each employ the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, Hirtle Callaghan may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager's firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board's authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, provides for an exception from the provisions of Section 15(a). The rule permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company's board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading "Management of the Trust: Investment Advisory Arrangements." The Board has authorized the Trust's officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust's multi-manager structure. There can be no assurance that the requested order will be issued by the SEC.

Allocation of Assets Among Specialist Managers. Hirtle Callaghan is responsible for determining the level of assets that will be allocated among to a Specialist Manager in those Portfolios that are served by two or more Specialist Managers. Hirtle Callaghan and the Trust's officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager's organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by Hirtle Callaghan and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The Hirtle Callaghan Agreement. The services provided to the Trust by Hirtle Callaghan, described above and in the Prospectus, are governed under the terms of a written agreement with the Trust ("Hirtle Callaghan Agreement").

The Hirtle Callaghan Agreement will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. The Hirtle Callaghan Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Hirtle Callaghan Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, that the Hirtle Callaghan Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The Hirtle Callaghan Agreement further provides that Hirtle Callaghan will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the Hirtle Callaghan Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.

The Hirtle Callaghan Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Board (including a majority of the Independent Trustees) at a meeting of the Board held on July 20, 1995; that agreement was last approved for continuation by the Board on March 14, 2006.

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a "Portfolio Management Contract") between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days' written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are set forth below:

                                                                                      MOST RECENT CONTRACT APPROVAL
                                                           SERVED PORTFOLIO     ----------------------------------------
      PORTFOLIO               SPECIALIST MANAGER                SINCE              SHAREHOLDERS             BOARD
      ---------               ------------------           ----------------     ------------------   -------------------
The Value Equity        Institutional Capital LLC             Inception         September 29, 2006         June 20, 2006
Portfolio               ("ICAP")(1)                     (August 25, 1995) (1)
                        SSgA Funds Management, Inc.          July 2, 2001            July 27, 2001       March 14, 2006+
                        ("SSgA FM")
                        JS Asset Management, LLC          February 24, 2006      February 24, 2006     December 14, 2005
                        ("JSAM")(2)

                                                                                      MOST RECENT CONTRACT APPROVAL
                                                           SERVED PORTFOLIO     ----------------------------------------
      PORTFOLIO               SPECIALIST MANAGER                SINCE              SHAREHOLDERS             BOARD
      ---------               ------------------           ----------------     ------------------   -------------------
The Growth Equity       Jennison Associates LLC               Inception              July 21, 1995        March 14, 2006
Portfolio               ("Jennison")                       (August 8, 1995)
                        SSgA Funds Management, Inc.          July 2, 2001            July 27, 2001        March 14, 2006
                        ("SSgA FM")
                        Sustainable Growth Advisers          May 22, 2006             May 15, 2006        March 14, 2006
                        ("SGA")(3)

The Small               Geewax Terker & Co.                 April 1, 1998            June 15, 1998       March 14, 2006+
Capitalization Equity   ("Geewax")(4)
Portfolio
                        Frontier Capital Management           Inception          December 16, 1999       March 14, 2006+
                        Company, LLC ("Frontier")        (September 5, 1995)
                        Sterling Johnston Capital          December 1, 2000       December 1, 2000       March 14, 2006+
                        Management, Inc. ("Sterling
                        Johnston")
                        Franklin Portfolio Associates      November 1, 2004       October 25, 2004        March 14, 2006
                        LLC ("Franklin")(5)
                        IronBridge Capital Management      November 1, 2004       October 25, 2004        March 14, 2006
                        LLC ("IronBridge")(6)

The International       Capital Guardian Trust              April 28, 2000           July 26, 2000       March 14, 2006+
Equity Portfolio        Company ("CapGuardian")
                        Artisan Partners Limited            July 23, 1999            July 23, 1999       March 14, 2006+
                        Partnership ("Artisan")
                        Causeway Capital Management          May 22, 2006             May 15, 2006        March 14, 2006
                        LLC ("Causeway")(7)

The Short-Term          Breckinridge Capital                 (Inception)         February 28, 2006     December 14, 2005
Municipal Bond          Advisors, Inc.                      March 1, 2006
Portfolio               ("Breckinridge")(8)
The Intermediate Term   Schroder Investment                October 27, 2003       February 2, 2004        March 14, 2006
Municipal Bond          Management North America Inc.
Portfolio               ("Schroders")
The Fixed Income        Aberdeen Asset Management,        November 28, 2005      November 17, 2005    September 26, 2005
Portfolio               Inc. ("Aberdeen")(9)
The Fixed Income        W.R. Huff Asset Management           July 5, 2002            June 28, 2002       March 14, 2006+
Opportunity Portfolio   Co., L.L.C. ("Huff")(10)
The Fixed Income II     BlackRock Financial               September 24, 2001                   (11)  September 12, 2006+
Portfolio               Management, Inc.
                        ("BlackRock")(11)

----------
+ Contract amended on September 16, 2003, as contemplated under Rule 17a-10 of the Investment Company Act to permit the Specialist Managers to enter into certain transactions with affiliates of the Portfolio for which they provide services.

(1) ICAP or its predecessor has served as a Specialist Manager for The Value Equity Portfolio since the Portfolio's inception. Formerly known as Institutional Capital Corporation ("ICC"), the firm served pursuant to a Portfolio Management Contract between ICC and the Trust ("ICC Agreement"), first approved by the Trust's initial shareholder on July 21, 1995, and by the Board on July 20, 1995. ICAP's predecessor was acquired by New York Life Investment Management on June 30, 2006. Between June 30, 2006 and September 29, 2006, ICAP served pursuant to an Interim Portfolio Management Contract, approved by the Board on June 20, 2006.

(2) JSAM was approved to serve as an additional Specialist Manager to The Value Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and JSAM ("JSAM Contract"), which was first approved by the Board on December 14, 2005, became effective on March 1, 2006, after being approved by the shareholders of the Portfolio on February 24, 2006.

(3) SGA was approved to serve as an additional Specialist Manager to The Growth Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and SGA ("SGA Contract"), which was first approved by the Board on March 14, 2006, became effective on May 22, 2006, after being approved by the shareholders of the Portfolio on May 15, 2006.

(4) The Portfolio Management Contract between Geewax and the Trust provides that Geewax's indemnification obligation with respect to information provided to the Trust by Geewax in connection with certain filings made by the Trust with the SEC will not apply unless Geewax has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless Geewax is notified in writing of any claim for indemnification within specified periods.

(5) Franklin was approved to serve as an additional Specialist Manager to The Small Capitalization Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and Franklin ("Franklin Contract"), which became effective on _November 1, 2004, and was approved by the Board on September 14, 2004, and the shareholders of the Portfolio on the date indicated in the table.

(6) IronBridge was approved to serve as an additional Specialist Manager to The Small Capitalization Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and IronBridge ("IronBridge Contract"), which became effective on November 1, 2004, and was approved by the Board on September 14, 2004, and the shareholders of the Portfolio on the date indicated in the table.

(7) Causeway was approved to serve as an additional Specialist Manager to The International Equity Portfolio pursuant to a Portfolio Management Agreement between the Trust and Causeway, which was first approved by the Board on March 14, 2006, and which became effective on May 22, 2006, after being approved by the shareholders of the Portfolio on May 15, 2006.

(8) Breckinridge has served as a Specialist Manager for The Short-Term Municipal Bond Portfolio since the Portfolio's inception, pursuant to a Portfolio Management Contract between Breckinridge and the Trust, first approved by the Trust's initial shareholder on February 28, 2006, and by the Board on December 14, 2005.

(9) Aberdeen has served as the Specialist Manager of The Fixed Income Portfolio since November 28, 2005, pursuant to a Portfolio Management Contract between Aberdeen and the Trust, first approved by shareholders of the Portfolio on November 17, 2005, and by the Board on September 26, 2005. Aberdeen replaced the former Specialist Manager, Deutsche, when it acquired certain of Deutsche's United Kingdom and Philadelphia-based asset management businesses and related assets from Deutsche Bank AG, Deutsche's parent company. The terms and conditions of the Aberdeen Contract are, in all material respects, the same as those of the agreement pursuant to which Deutsche served the Portfolio.

(10) Huff was retained by the Trust to serve as a Specialist Manager for The Fixed Income Opportunity Portfolio (formerly The High Yield Bond Portfolio) pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table. The Portfolio Management Contract between Huff and the Trust provides that Huff's indemnification obligation with respect to information provided to the Trust by Huff in connection with certain filings made by the Trust with the SEC will not apply unless Huff has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless Huff is notified in writing of any claim for indemnification within specified periods.

(11) BlackRock Advisors, Inc. ("BlackRock Advisors"), a predecessor of BlackRock, was retained by the Trust to serve as a second Specialist Manager for The Fixed Income II Portfolio pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table. The Portfolio Management Contract between BlackRock Advisors and the Trust provided that BlackRock Advisors' indemnification obligation with respect to information provided to the Trust by BlackRock Advisors in connection with certain filings made by the Trust with the SEC will not apply unless BlackRock Advisors has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless BlackRock Advisors is notified in writing of any claim for indemnification within specified periods. On March 9, 2004, the Board approved an amendment to such contract, reducing the fee paid by the Portfolio to BlackRock Advisors to .175% for assets over $200 million, effective January 1, 2004. BlackRock Advisors is wholly owned by BlackRock, Inc., a company whose shares are publicly traded on the NYSE (Symbol BLK). On September 30, 2006, BlackRock Advisors underwent a change of control when it combined its business with that of Merrill Lynch Asset Managers and became BlackRock. At that time, the Trust entered into an Interim Portfolio Management Contract with BlackRock, approved by the Board on September 12, 2006, that remains in effect as of the date of this Statement of Additional Information. As of such date, the Trust is seeking shareholder approval of a new Portfolio Management Contract, also approved by the Board on September 12, 2006. The shareholder meeting at which the shareholders will vote whether to approve the Portfolio Management Contract is scheduled to occur on November 15, 2006. The terms of the Interim and proposed new contracts are substantially the same as those of the original Portfolio Management Contract.

     INVESTMENT ADVISORY FEES: HIRTLE CALLAGHAN. The table below sets forth the advisory fees received by Hirtle Callaghan from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio's average daily net assets, during the periods indicated.

                                            FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                              JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
                                            -----------------   -----------------   -----------------
The Value Equity Portfolio                       $402,457            $303,411            $248,507
The Growth Equity Portfolio                      $573,980            $399,667            $296,952
The Small Capitalization Equity Portfolio        $284,386            $289,239            $264,652
The International Equity Portfolio               $655,750            $460,017            $363,612
The Short-Term Municipal Bond Portfolio          $  4,827                 N/A                 N/A
The Intermediate Municipal Bond Portfolio        $259,781            $216,545            $149,077
The Fixed Income Portfolio                       $126,534            $109,534            $ 84,857
The Fixed Income Opportunity Portfolio           $ 66,995            $104,398            $106,051
The Fixed Income II Portfolio                    $132,596            $107,301            $ 85,181

INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). In the case of The Value Equity, The Growth Equity, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond, The Fixed Income, The Fixed Income Opportunity and The Fixed Income II Portfolios, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio's assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust's Prospectus.

In the case of The Small Capitalization Equity and The International Equity Portfolios, the Board and the shareholders of each of these Portfolios have approved arrangements whereby one or more of the Specialist Managers may, under certain circumstances, receive performance-based compensation. Such arrangements are designed to increase a Specialist Manager's fee with respect to those periods in which superior investment performance is achieved and to reduce that fee when the performance achieved falls below a specified performance index. This type of performance-based fee structure is known as a "fulcrum fee." Shareholders should be aware that each of these fulcrum fee arrangements could increase or decrease the fee payable to the Specialist Manager involved and that such increases could occur in declining markets if the decline in the investment return achieved by the Specialist Manager is less than the decline in the total return of the applicable performance index. The receipt of performance-based compensation by those Specialist Managers who have entered into fulcrum fee arrangements described are subject to certain conditions contained in separate exemptive orders issued by the SEC. Artisan, CapGuardian and Sterling Johnston have received such orders. The Portfolios, Specialist Managers and the relevant benchmark index ("Benchmark Index") for each Portfolio with respect to which a fulcrum fee arrangement is applicable, are set forth in the table below. For two other Specialist Managers, as more fully described below, it is anticipated that the Trust will conditionally approve amendments to the portfolio management agreements under which such Specialist Managers would be compensated based, in part, on similar performance-based fees. Implementation of these amendments, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. Note that each Benchmark Index is an unmanaged index of securities, the performance of which does not reflect management fees and other expenses associated with direct investments in securities.

        PORTFOLIO          SPECIALIST MANAGER                  BENCHMARK INDEX
        ---------          ------------------                  ---------------
The Small Capitalization    Sterling Johnston           Russell 2000(R) Growth Index
Equity Portfolio
The International              CapGuardian      Morgan Stanley Capital International Europe,
Equity Portfolio                 Artisan        Australasia and Far East Index ("MSCI EAFE")

Sterling Johnston. Until December 1, 2002, Sterling Johnston received a base fee based on the average daily net asset value of that portion of the assets of The Small Capitalization Equity Portfolio allocated to Sterling Johnston ("Sterling Johnston Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended November 30, 2002 ("Initial Sterling Performance Period"), Sterling Johnston is entitled to receive compensation for its services based in part on the performance achieved by the Sterling Johnston Account pursuant to the Sterling Johnston Performance Fee Amendment. The arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Benchmark Index ("Index Return") by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved.

Under the performance arrangement, Sterling Johnston is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment consists of 0.10% (10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Sterling Johnston Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling basis" means that, at each quarterly fee calculation, the Gross Total Return of the Sterling Johnston Account, the Index Return and the average net assets of the Sterling Johnston Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation). The Performance Component is equal to 25% of the difference between (i) the total return of the Sterling Johnston Account calculated without regard to expenses incurred in the operation of the Sterling Johnston Account ("Gross Total Return") and (ii) the Index Return plus a performance hurdle of 0.40% (40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account after taking into account the cost -- before any performance adjustment is made -- of Sterling Johnston's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the Sterling Johnston Performance Fee Amendment, Sterling Johnston's annual fee may not exceed 0.80% (80 basis points) of the average daily net assets of the Sterling Johnston Account or 0.20% (20 basis points) per quarter. Sterling Johnston's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the Sterling Johnston Performance Fee Amendment is that Sterling Johnston could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

Due to the performance of the Sterling Johnston Account during the Initial Sterling Performance Period, and because the Sterling Johnston Performance Fee Amendment provides that no performance adjustment will be paid until the arrangement has been in effect for 12 months, payments of the base fee made to Sterling Johnston during the first 9 months of such period exceeded the appropriate performance adjusted fee. According and pursuant to the Sterling Johnston Performance Fee Amendment, advisory fees payable to Sterling Johnston with respect to each quarter following the initial period will be reduced until the difference between the aggregate quarterly fees received by Sterling Johnston with respect to the initial 12-month period and such performance adjusted fee is fully recouped by the Sterling Johnston Account.

The following table sets forth the fee to which Sterling Johnston would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that Sterling Johnston must achieve in order to receive an unadjusted fee:

                                                                        STERLING JOHNSTON WILL
IF THE PERFORMANCE OF THE STERLING JOHNSTON ACCOUNT:                       RECEIVE A FEE OF:
----------------------------------------------------                    ----------------------
Is less than the Russell 2000 Growth Index by:         -1.20% or more          0.00000%
Is less than the Russell 2000 Growth Index by:         -1.00%                  0.05000%
Is less than the Russell 2000 Growth Index by:         -0.80%                  0.10000%
Is less than the Russell 2000 Growth Index by:         -0.60%                  0.15000%
Is less than the Russell 2000 Growth Index by:         -0.40%                  0.20000%
Is less than the Russell 2000 Growth Index by:         -0.20%                  0.25000%
Equals the Russell 2000 Growth Index:                   0.00%                  0.30000%
Exceeds the Russell 2000 Growth Index by:               0.20%                  0.35000%
EXCEEDS THE RUSSELL 2000 GROWTH INDEX BY:               0.40%                  0.40000%
Exceeds the Russell 2000 Growth Index by:               0.60%                  0.45000%
Exceeds the Russell 2000 Growth Index by:               0.80%                  0.50000%
Exceeds the Russell 2000 Growth Index by:               1.00%                  0.55000%
Exceeds the Russell 2000 Growth Index by:               1.20%                  0.60000%
Exceeds the Russell 2000 Growth Index by:               1.40%                  0.65000%
Exceeds the Russell 2000 Growth Index by:               1.60%                  0.70000%
Exceeds the Russell 2000 Growth Index by:               1.80%                  0.75000%
Exceeds the Russell 2000 Growth Index by:               2.00% or more          0.80000%

CapGuardian. Until August 1, 2002, CapGuardian received a base fee based on the average daily net asset value of that portion of the assets of The International Equity Portfolio allocated to CapGuardian ("CapGuardian Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended July 31, 2002, CapGuardian is entitled to receive compensation for its services based in part on the performance achieved by the CapGuardian Account pursuant to the CapGuardian Performance Fee Amendment. The arrangement is designed to reward CapGuardian for performance that exceeds the total return of the Benchmark Index by a factor of at least 0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved.

Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment consists of 0.10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the MSCI EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") and (ii) MSCI EAFE Index Return plus a performance hurdle of 0.40% (or 40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account after taking into account the cost -- before any performance adjustment is made -- of CapGuardian's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the CapGuardian Performance Fee Amendment, CapGuardian's annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian

Account or 0.15% (15 basis points) per quarter. The minimum annual fee is 0.20% (20 basis points) or 0.05% (5 basis points) per quarter. Shareholders should be aware that one consequence of the CapGuardian Performance Fee Amendment is that CapGuardian could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

The following table sets forth the fee to which CapGuardian would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that CapGuardian must achieve in order to receive an unadjusted fee:

                                                                         CAPGUARDIAN WILL
IF THE PERFORMANCE OF THE CAPGUARDIAN ACCOUNT:                          RECEIVE A FEE OF:
----------------------------------------------                          -----------------
is lower than the MSCI EAFE Index by:                  -1.20% or more          0.20000%
is lower than the MSCI EAFE Index by:                  -1.00%                  0.22500%
is lower than the MSCI EAFE Index by:                  -0.80%                  0.25000%
is lower than the MSCI EAFE Index by:                  -0.60%                  0.27500%
is lower than the MSCI EAFE Index by:                  -0.40%                  0.30000%
is lower than the MSCI EAFE Index by:                  -0.20%                  0.32500%
equals to the MSCI EAFE Index:                          0.00%                  0.35000%
exceeds the MSCI EAFE Index by:                         0.20%                  0.37500%
EXCEEDS THE MSCI EAFE INDEX BY:                         0.40%                  0.40000%
exceeds the MSCI EAFE Index by:                         0.60%                  0.42500%
exceeds the MSCI EAFE Index by:                         0.80%                  0.45000%
exceeds the MSCI EAFE Index by:                         1.00%                  0.47500%
exceeds the MSCI EAFE Index by:                         1.20%                  0.50000%
exceeds the MSCI EAFE Index by:                         1.40%                  0.52500%
exceeds the MSCI EAFE Index by:                         1.60%                  0.55000%
exceeds the MSCI EAFE Index by:                         1.80%                  0.57500%
exceeds the MSCI EAFE Index by:                         2.00% or more          0.60000%

Artisan. Until October 1, 2002, Artisan received a base fee based on the average daily net asset value of that portion of the assets of The International Equity Portfolio allocated to Artisan ("Artisan Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended September 30, 2002, Artisan is entitled to receive compensation for its services based in part on the performance achieved by the Artisan Account pursuant to the Artisan Performance Fee Amendment. The arrangement is designed to reward Artisan for performance that exceeds the total return of the Benchmark Index ("Index Return") by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved.

Under the performance fee arrangement, Artisan is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment will consist of 0.10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Artisan Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling basis" means that, at each quarterly fee calculation, the Gross Total Return of the Artisan Account, the Index Return and the average net assets of the Artisan Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 25% of the difference between (i) the total return of the Artisan Account calculated without regard to expenses incurred in the operation of the Artisan Account ("Gross Total Return") and (ii) the Index Return plus a performance hurdle of 0.40% (or 40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account after taking into account the cost -- before any performance adjustment is made -- of Artisan's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the Artisan Performance Fee Amendment, Artisan's annual fee may not exceed 0.80% (80 basis points) of the average daily net assets of the Artisan Account or 0.20% (20 basis points) per quarter. Artisan's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the Artisan Performance Fee Amendment is that Artisan could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

The following table sets forth the fee to which Artisan would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that Artisan must achieve in order to receive an unadjusted base fee:

IF THE PERFORMANCE OF THE ARTISAN ACCOUNT:                              ARTISAN WILL RECEIVE A FEE OF:
------------------------------------------                              ------------------------------
Is less than the MSCI EAFE Index by:                   -1.20% or more              0.00000%
Is less than the MSCI EAFE Index by:                   -1.00%                      0.05000%
Is less than the MSCI EAFE Index by:                   -0.80%                      0.10000%
Is less than the MSCI EAFE Index by:                   -0.60%                      0.15000%
Is less than the MSCI EAFE Index by:                   -0.40%                      0.20000%
Is less than the MSCI EAFE Index by:                   -0.20%                      0.25000%
Equals the MSCI EAFE Index:                             0.00%                      0.30000%
Exceeds the MSCI EAFE Index by:                         0.20%                      0.35000%
EXCEEDS THE MSCI EAFE INDEX BY:                         0.40%                      0.40000%
Exceeds the MSCI EAFE Index by:                         0.60%                      0.45000%
Exceeds the MSCI EAFE Index by:                         0.80%                      0.50000%
Exceeds the MSCI EAFE Index by:                         1.00%                      0.55000%
Exceeds the MSCI EAFE Index by:                         1.20%                      0.60000%
Exceeds the MSCI EAFE Index by:                         1.40%                      0.65000%
Exceeds the MSCI EAFE Index by:                         1.60%                      0.70000%
Exceeds the MSCI EAFE Index by:                         1.80%                      0.75000%
Exceeds the MSCI EAFE Index by:                         2.00% or more              0.80000%

Franklin. As noted in the Prospectus, under its initial agreement with the Trust, Franklin is entitled to receive a fee of 0.40% of the average daily net asset value of that portion of The Small Capitalization Equity Portfolio's assets of allocated to it by the Board of Trustees. In the event that the SEC issues an order permitting implementation of a performance fee arrangement, it is anticipated that a fulcrum fee arrangement will be implemented. Such a fee would be designed to operate in much the same manner as the fulcrum fee currently in place for Sterling Johnston, as described above. The fees under such an arrangement would be calculated as set forth in the following tables, assuming that Franklin performs at the indicated levels relative to the Benchmark Index. The highlighted entries are the "fulcrum points" -- the performance that Franklin must achieve in order to receive an unadjusted fee:

When the assets in the Franklin Account are less than $100 million:

IF THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                             FRANKLIN WILL RECEIVE A FEE OF:
-------------------------------------------                             -------------------------------
Is less than the Russell 2000 Index by:                -2.60% or more               0.10000%
Is less than the Russell 2000 Index by:                -2.40%                       0.12000%
Is less than the Russell 2000 Index by:                -2.20%                       0.14000%
Is less than the Russell 2000 Index by:                -2.00%                       0.16000%
Is less than the Russell 2000 Index by:                -1.80%                       0.18000%
Is less than the Russell 2000 Index by:                -1.60%                       0.20000%
Is less than the Russell 2000 Index by:                -1.40%                       0.22000%
Is less than the Russell 2000 Index by:                -1.20%                       0.24000%
Is less than the Russell 2000 Index by:                -1.00%                       0.26000%
Is less than the Russell 2000 Index by:                -0.80%                       0.28000%
Is less than the Russell 2000 Index by:                -0.60%                       0.30000%
Is less than the Russell 2000 Index by:                -0.40%                       0.32000%
Is less than the Russell 2000 Index by:                -0.20%                       0.34000%
Equals the Russell 2000 Index:                          0.00%                       0.36000%

IF THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                             FRANKLIN WILL RECEIVE A FEE OF:
-------------------------------------------                             -------------------------------
Exceeds the Russell 2000 Index by:                     0.20%                        0.38000%
EXCEEDS THE RUSSELL 2000 INDEX BY:                     0.40%                        0.40000%
Exceeds the Russell 2000 Index by:                     0.60%                        0.42000%
Exceeds the Russell 2000 Index by:                     0.80%                        0.44000%
Exceeds the Russell 2000 Index by:                     1.00%                        0.46000%
Exceeds the Russell 2000 Index by:                     1.20%                        0.48000%
Exceeds the Russell 2000 Index by:                     1.40%                        0.50000%
Exceeds the Russell 2000 Index by:                     1.60%                        0.52000%
Exceeds the Russell 2000 Index by:                     1.80%                        0.54000%
Exceeds the Russell 2000 Index by:                     2.00%                        0.56000%
Exceeds the Russell 2000 Index by:                     2.20%                        0.58000%
Exceeds the Russell 2000 Index by:                     2.40%                        0.60000%
Exceeds the Russell 2000 Index by:                     2.60%                        0.62000%
Exceeds the Russell 2000 Index by:                     2.80%                        0.64000%
Exceeds the Russell 2000 Index by:                     3.00%                        0.66000%
Exceeds the Russell 2000 Index by:                     3.20%                        0.68000%
Exceeds the Russell 2000 Index by:                     3.40% or more                0.70000%

When the assets in the Franklin Account are $100 million or greater:

IF THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                             FRANKLIN WILL RECEIVE A FEE OF:
-------------------------------------------                             -------------------------------
Is less than the Russell 2000 Index by:                -2.30% or more               0.10000%
Is less than the Russell 2000 Index by:                -2.10%                       0.10500%
Is less than the Russell 2000 Index by:                -1.90%                       0.12500%
Is less than the Russell 2000 Index by:                -1.70%                       0.14500%
Is less than the Russell 2000 Index by:                -1.50%                       0.16500%
Is less than the Russell 2000 Index by:                -1.30%                       0.18500%
Is less than the Russell 2000 Index by:                -1.10%                       0.20500%
Is less than the Russell 2000 Index by:                -0.90%                       0.22500%
Is less than the Russell 2000 Index by:                -0.70%                       0.24500%
Is less than the Russell 2000 Index by:                -0.50%                       0.26500%
Is less than the Russell 2000 Index by:                -0.30%                       0.28500%
Is less than the Russell 2000 Index by:                -0.10%                       0.30500%
Is less than the Russell 2000 Index by:                 0.00%                       0.31500%
Equals the Russell 2000 Index:                          0.10%                       0.32500%
Exceeds the Russell 2000 Index by:                      0.30%                       0.34500%
EXCEEDS THE RUSSELL 2000 INDEX BY:                      0.35%                       0.35000%
Exceeds the Russell 2000 Index by:                      0.50%                       0.36500%
Exceeds the Russell 2000 Index by:                      0.70%                       0.38500%
Exceeds the Russell 2000 Index by:                      0.90%                       0.40500%
Exceeds the Russell 2000 Index by:                      1.10%                       0.42500%
Exceeds the Russell 2000 Index by:                      1.30%                       0.44500%
Exceeds the Russell 2000 Index by:                      1.50%                       0.46500%
Exceeds the Russell 2000 Index by:                      1.70%                       0.48500%
Exceeds the Russell 2000 Index by:                      1.90%                       0.50500%
Exceeds the Russell 2000 Index by:                      2.10%                       0.52500%
Exceeds the Russell 2000 Index by:                      2.30%                       0.55000%
Exceeds the Russell 2000 Index by:                      2.50%                       0.57000%
Exceeds the Russell 2000 Index by:                      2.70%                       0.59000%
Exceeds the Russell 2000 Index by:                      2.80% or more               0.60000%

IronBridge. As noted in the Prospectus, under its initial agreement with the Trust, IronBridge is entitled to receive a fee of 0.60% of the average daily net asset value of that portion of The Small Capitalization Equity Portfolio's assets of allocated to it by the Board of Trustees. In the event that the SEC issues an order permitting implementation of a performance fee arrangement, it is anticipated that a fulcrum fee arrangement will be implemented. Such a fee would be designed to operate in much the same manner as the fulcrum fee currently in place for Sterling Johnston, as described above. The fees under such an arrangement would be calculated as set forth in the following table, assuming that IronBridge performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that IronBridge must achieve in order to receive an unadjusted fee:

IF THE PERFORMANCE OF THE IRONBRIDGE ACCOUNT:                           IRONBRIDGE WILL RECEIVE A FEE OF:
---------------------------------------------                           ---------------------------------
Is less than the Russell 2000 Index by:                -1.80% or more                0.00000%
Is less than the Russell 2000 Index by:                -1.60%                        0.05000%
Is less than the Russell 2000 Index by:                -1.40%                        0.10000%
Is less than the Russell 2000 Index by:                -1.20%                        0.15000%
Is less than the Russell 2000 Index by:                -1.00%                        0.20000%
Is less than the Russell 2000 Index by:                -0.80%                        0.25000%
Is less than the Russell 2000 Index by:                -0.60%                        0.30000%
Is less than the Russell 2000 Index by:                -0.40%                        0.35000%
Is less than the Russell 2000 Index by:                -0.20%                        0.40000%
Equals the Russell 2000 Index:                          0.00%                        0.45000%
Exceeds the Russell 2000 Index by:                      0.20%                        0.50000%
Exceeds the Russell 2000 Index by:                      0.40%                        0.55000%
EXCEEDS THE RUSSELL 2000 INDEX BY:                      0.60%                         0.6000%
Exceeds the Russell 2000 Index by:                      0.80%                        0.65000%
Exceeds the Russell 2000 Index by:                      1.00%                        0.70000%
Exceeds the Russell 2000 Index by:                      1.20%                        0.75000%
Exceeds the Russell 2000 Index by:                      1.40%                        0.80000%
Exceeds the Russell 2000 Index by:                      1.60%                        0.85000%
Exceeds the Russell 2000 Index by:                      1.80%                        0.90000%
Exceeds the Russell 2000 Index by:                      2.00%                        0.95000%
Exceeds the Russell 2000 Index by:                      2.20%                        1.00000%
Exceeds the Russell 2000 Index by:                      2.40%                        1.05000%
Exceeds the Russell 2000 Index by:                      2.60%                        1.10000%
Exceeds the Russell 2000 Index by:                      2.80%                        1.15000%
Exceeds the Russell 2000 Index by:                      3.00% or more                1.20000%

SPECIALIST MANAGER FEES. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers during each of the Trust's last three fiscal years:

                                                                                             ACTUAL FEE PAID
                                                                                     FOR FISCAL YEAR ENDED JUNE 30,
                                                                                  ------------------------------------
 SPECIALIST MANAGER        PORTFOLIO               ADVISORY FEE RATE(1)              2006         2005         2004
--------------------   -----------------   ------------------------------------   ----------   ----------   ----------
ICAP                   Value Equity        0.35% of average net assets            $2,309,111   $1,767,325   $1,140,919
SSgA FM                Value Equity        0.04% of average net assets            $   50,816   $   40,585   $   67,789
JSAM(2)                Value Equity        0.40% of average net assets            $   69,932   $        0   $        0
Jennison               Growth Equity       0.26% of average net assets            $1,522,280   $1,256,173   $1,069,570
SSgA FM                Growth Equity       0.04% of average net assets            $  217,822   $  136,234   $   94,956
SGA(3)                 Growth Equity       0.35% of average net assets            $   51,237   $        0   $        0
Frontier               Small Cap           0.45% of average net assets            $  640,590   $  925,692   $  914,824

----------
(1) Rate shown applies to that portion of the indicated Portfolio's assets allocated to the specified Specialist Manager.

(2) JSAM has served as a Specialist Manager for The Value Equity Portfolio since March 1, 2006.

(3) SGA has served as a Specialist Manager for The Growth Equity Portfolio since May 22, 2006.

                                                                                             ACTUAL FEE PAID
                                                                                     FOR FISCAL YEAR ENDED JUNE 30,
                                                                                  ------------------------------------
 SPECIALIST MANAGER        PORTFOLIO               ADVISORY FEE RATE(1)              2006         2005         2004
--------------------   -----------------   ------------------------------------   ----------   ----------   ----------
Geewax                 Small Cap           0.30% of average net assets            $  247,286   $  511,917   $  493,113
Sterling Johnston(4)   Small Cap           0.84% of average net assets            $  777,832   $        0   $   11,262
Franklin               Small Cap           0.40% of average net assets            $  370,946   $   54,954   $        0
IronBridge             Small Cap           0.60% of average net assets            $  770,725   $  242,695   $        0
CapGuardian(5)         International       0.46% of average net assets            $3,943,634   $1,112,540   $  884,562
Artisan(6)             International       0.63% of average net assets            $2,864,486   $        0   $  555,450
Causeway(7)            International       0.45% of average net assets            $        0   $        0   $        0
Breckinridge(8)        Short-Term          0.125% of average net assets           $   12,068   $        0   $        0
                       Municipal Bond
Deutsche(9)            Intermediate Term   0.255% of average net assets(10)       $        0   $        0   $  225,392

Schroders(11)          Intermediate Term   0.20% of average net assets            $1,039,104   $  914,255   $  471,977
Deutsche(12)           Fixed Income        0.20% of average net assets(13)        $  201,253   $  438,128   $  381,433
Aberdeen(14)           Fixed Income        0.20% of average net assets            $  257,640   $        0   $        0
Huff                   Fixed Income        0.50% of average net assets            $  669,929   $1,043,953   $1,060,525
                       Opportunity
BlackRock              Fixed Income II     0.25% of average net assets of first   $  564,075   $  475,600   $  390,177
                                           $100 million; 0.20% of the next $100
                                           million in such assets; 0.175% of
                                           such assets over $200 million(15)

----------
(4) Sterling Johnston's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amount shown for the fiscal year ended June 30, 2004 reflects a reduction in the amount to which Sterling Johnston would have been entitled absent the performance fee arrangements. The amount shown for the fiscal year ended June 30, 2006 reflects an increase in the amount to which Sterling Johnston would have been entitled absent the performance fee arrangements.

(5) CapGuardian's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amounts shown for the fiscal year ended June 30, 2004, June 30, 2005 and June 30, 2006 reflect a reduction in the amount to which CapGuardian would have been entitled absent the performance fee arrangements.

(6) Artisan's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amount shown for the fiscal year ended June 30, 2004 reflects a reduction in the amount to which Artisan would have been entitled absent the performance fee arrangements. The amount shown for the fiscal year ended June 30, 2006 reflects an increase in the amount to which Artisan would have been entitled absent the performance fee arrangements.

(7) Causeway was approved to serve as an additional Specialist Manager for The International Equity Portfolio as of May 22, 2006.

(8) Breckinridge has served as a Specialist Manager for The Short-Term Municipal Bond Portfolio since the inception of the Portfolio on March 1, 2006.

(9) Deutsche served as Specialist Manager from July 1, 1998 to October 27, 2003. Effective on that date, Schroders replaced Deutsche as specialist manager to this Portfolio. Effective January 1, 2005, Schroders reduced its advisory fee to 0.20%.

(10) Effective January 1, 2004, the fees payable to Deutsche by The Fixed Income Portfolio were decreased from 0.255% to 0.20% of the average daily net assets of the Portfolio. Effective January 1, 2005, Deutsche voluntarily waived its fee down to 0.195% through December 31, 2005. Voluntary waivers can be reduced or eliminated at any time.

(11) Deutsche served as Specialist Manager from July 1, 1998 to October 27, 2003. Effective on that date, Schroders replaced Deutsche as specialist manager to this Portfolio. Effective January 1, 2005, Schroders reduced its advisory fee to 0.20%.

(12) Deutsche served as Specialist Manager from July 1, 1998 to November 28, 2005. Effective on that date, Aberdeen replaced Deutsche as specialist manager to this Portfolio.

(13) Effective January 1, 2004, the fees payable to Deutsche by The Fixed Income Portfolio were decreased from 0.255% to 0.20% of the average daily net assets of the Portfolio. Effective January 1, 2005, Deutsche voluntarily waived its fee down to 0.195% through December 31, 2005. Voluntary waivers can be reduced or eliminated at any time.

(14) Aberdeen has served as a Specialist Manager for The Fixed Income Portfolio since November 28, 2005, at which time Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Portfolio's previous Specialist Manager.

(15) Effective January 1, 2004, BlackRock receives a fee of 0.175% of assets in excess of $200 million.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. BISYS Fund Services, Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust's administrator. BISYS performs similar services for mutual funds other than the Trust. BISYS and its affiliated companies are wholly owned by The BISYS Group, Inc., a publicly held company (NYSE: BSG) which is a provider of information processing, 401(k) administration and record keeping services to and through banking and other financial organizations.

Services performed by BISYS include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, BISYS or its affiliates also serve as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives fees for such services. For its services, BISYS receives a single all-inclusive fee ("Omnibus Fee"). The Omnibus Fee, which is computed daily and paid monthly in arrears, is calculated at an annual rate as indicated in the table below:

                 PORTFOLIO                                                        FEE
                 ---------                                                        ---
Value Equity, Growth Equity, Small            0.11% of aggregate average net asset levels up to $1.40 billion; 0.10% of
Capitalization Equity, and International      such assets over $1.40 billion up to $1.75 billion;  0.09% of such assets
Equity Portfolios                             over $1.75 billon up to $2.10 billion; and
                                              0.055% of such assets over $2.10 billon up to $2.60 billion; and
                                              0.01% of such assets over $2.6 billion up to $3.2 billion: and
                                              0.005% of such assets over $3.2 billion
The Short-Term Municipal Bond, Intermediate   0.09% of aggregate average net assets levels up to $600 million; 0.08% of
Term Municipal Bond, Fixed Income, Fixed      such assets over $600 million up to $750 million; 0.07% of such assets over
Income Opportunity, and Fixed Income II       $750 million up to $900 million; and
Portfolios                                    0.035% of such assets over $900 million up to $1 billion; and
                                              0.0075% of such assets over $1 billion

For the fiscal years ended June 30, 2004, 2005 and 2006, BISYS, as Administrator received administration fees in the following amounts for each of the
Portfolios:

                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                ENDED           ENDED           ENDED
                                            JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2004
                                            -------------   -------------   -------------
The Value Equity Portfolio                     $549,069        $540,266        $502,652
The Growth Equity Portfolio                    $776,190        $710,021        $600,960
The Small Capitalization Portfolio             $389,214        $519,458        $535,499
The International Equity Portfolio             $896,090        $818,914        $734,975
The Short-Term Municipal Bond Portfolio*       $  6,178             N/A             N/A
The Intermediate Municipal Bond Portfolio      $360,631        $328,159        $255,864
The Fixed Income Portfolio                     $175,797        $166,945        $145,573
The Fixed Income Opportunity Portfolio         $ 93,030        $160,359        $182,132
The Fixed Income II Portfolio                  $178,922        $167,879        $146,243

----------
*    The Short-Term Municipal Bond Portfolio commenced operations on March 1,
     2006.

Under a Compliance Services Agreement between the Trust and BISYS, BISYS makes a BISYS employee available to serve as the Trusts' Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Trust's compliance program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other Service Providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Trust's compliance program and related policies and procedures of Fund service providers.

BISYS Fund Services, Limited Partnership is the Trust's principal underwriter pursuant to an agreement approved by the Board on July 19, 1996, and last approved on June 20, 2006. Because shares of the Trust's Portfolio's are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the distribution services provided by BISYS are limited. BISYS has received no commissions or other compensation pursuant to such agreement. The offices of the principal underwriter are located at 3435 Stelzer Road, Columbus, Ohio.

State Street Bank and Trust Company is the Trust's custodian and is an affiliate of SSgA FM, which serves as a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust's Portfolios. The custodian is compensated at the rate of 0.0125% of the Trust's domestic assets and 0.07% of the Trust's foreign assets in developed countries. To the extent that a Portfolio invests in securities from emerging markets, the custodian may be compensated at a higher rate for such assets. The offices of the custodian are located at 225 Franklin Street, Boston, Massachusetts 02110.

            FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

As stated in the Prospectus, the Trust currently consists of nine portfolios, each with its own investment objectives and policies. These portfolios are The Equity Portfolios --The Value Equity, Growth Equity, Small Capitalization Equity and International Equity and The Income Portfolios --The Short-Term Municipal Bond, Intermediate Term Municipal Bond, Fixed Income, Fixed Income Opportunity and Fixed Income II Portfolios. The following discussion supplements the discussion of the investment risks associated with the types of investments that may be made by Specialist Managers on behalf of the Portfolios. The table below summarizes the range of investments that the individual Portfolios are permitted to acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectus and in this Statement of Additional Information.

Further, as indicated in the Prospectus, that portion of the assets of The Value Equity Portfolio and The Growth Equity Portfolio ("Index Accounts") that have been allocated to SSgA and the indexing strategy that SSgA has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with the Value Equity and Growth Equity Portfolios, respectively, provided that SSgA is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

                                                                                   FIXED INC.
INVESTMENT INSTRUMENT          VALUE  GROWTH  SMALL CAP  INTERN'L  INTERM.  FIXED     OPPY.    FIXED II  SHORT-TERM
---------------------          -----  ------  ---------  --------  -------  -----  ----------  --------  ----------
1) ADRs and EDRs                  x      x         x         x
2) Agencies                       *      *         *         *        *       x         x          x          x
3) Asset-Backed Securities                                                    x         x          x          x
4) Brady Bonds                                                                          x          x
5) Cash Equivalents               *      *         *         *        *       x         x          x
6) Collateralized Mortgage                                                    x         x          x          x
   Obligations
7) Commercial Paper               *      *         *         *        *       x         x          x          x
8) Common Stock                   x      x         x         x
9) Convertibles                   x      x                   x                x         x          x
10) Corporates                                                                x         x          x
11) Emerging Markets                                         x                          x          x          x
    Securities
12) Depositary Receipts                                      x                          x          x
13) Floaters                                                                            x          x
14) Foreign Currency                                         x                          x          x
15) Foreign Equity (US $)         x      x                   x                          x          x
16) Foreign Equity (non-US $)                                x                          x          x
17) Foreign Fixed Income                                                                x          x
    Securities
18) Mortgage Securities                                                       x         x          x          x
19) Forwards                     **     **        **         x                x         x          x
20) Futures                      **     **        **        **                          x          x          x
21) High Yield Securities                                                               x          x
22) Inverse Floaters                                                                    x          x
23) Investment Companies          x      x         x         x        x       x         x          x          x
    (e.g. SPDRs and iShares)
24) Loan (Participations. and                                                           x          x          x
    Assignments.)
25) Municipals                                                        x       x         x          x          x
26) Options                      **     **        **        **                          x          x          x

27) Preferred Stock               x      x         x         x                          x          x
28) REITS                         x      x         x         x                x         x          x          x
29) Repurchase Agreements         *      *         *         *        *       x         x          x          x
30) Reverse Repurchase            *      *         *         *        *       x         x          x          x
    Agreements
31) Rights                                                   x                          x          x
32) Stripped Mortgage Backed                                                            x          x
    Securities
33) Securities Lending                                                                  x          x
34) Short Sales                  **     **        **        **                          x          x
35) Step-Up Bonds                                                                       x          x
36) Structured Investments                                                              x          x          x
37) Structured Notes                                                                    x          x          x
38) Swaps                                                                               x          x          x
39) U.S. Governments              *      *         *         *        *       x         x          x          x
40) Warrants                                                 x                          x          x
41) When-Issued Securities                                   x        x       x         x          x          x
42) Yankees and Eurobonds                                                     x         x          x
43) Zero Coupons Agencies                                                               x          x          x

----------
*    Money market instruments for cash management or temporary purposes

     Italics = derivative investments

**   For hedging purposes

MUNICIPAL SECURITIES. As stated in the Prospectus, the Short Term Municipal Bond and Intermediate Term Municipal Bond Portfolios, and to a lesser extent each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to "general obligations" and/or "revenue obligations" may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectus. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


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

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio's credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service ("IRS") will agree with such counsel's opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Portfolio's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Portfolio's total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.


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

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities include securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index").

MONEY MARKET INSTRUMENTS.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, the Portfolio would be


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

at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; the Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Variable and Floating Rate Instruments," below.

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio's investment objectives. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio's investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.


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

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

SECURITIES LENDING. The Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements the Portfolios may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

LOWER RATED SECURITIES. The Fixed Income Opportunity Portfolio invests primarily in debt securities rated below investment grade. The Fixed Income II Portfolio may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio's net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security held by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Portfolio's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of lower rated securities purchased by a Portfolio. Because of this, a Portfolio's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.


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

The Specialist Managers continuously monitor the issuers of lower rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. Fixed income securities may be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, however, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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STRUCTURED PRODUCTS. One common type of security is a "structured" product.
Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts ("ADRs") are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio, The Value Equity Portfolio and The Growth Equity Portfolio are permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trust's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Portfolio may invest in foreign government securities in the form of ADRs. Foreign government securities also include debt securities of supranational entities. Currently, The Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

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CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectus, certain Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.

ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To the extent indicated in the Prospectus, the Portfolios may use forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a

Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS.

OPTIONS. To the extent indicated in the Prospectus, the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio's Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

OPTIONS ON SECURITIES INDICES. Options on securities indices may by used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectus, the Portfolios may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.


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RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS.
Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

OTHER HEDGING INSTRUMENTS. Generally, a fund's investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

Certain Portfolios may invest in instruments known as Standard & Poor's Depositary Receipts ("SPDRs") or iShares as part of each portfolio's overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a "Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

iShares(R)* are exchange-traded funds, traded on the American Stock Exchange, Chicago Board Options Exchange and New York Stock Exchange. iShares are not actively managed. Rather, an iShares' objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by iShares at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the iShares portfolio was not fully invested in such securities. Because of this, the price of iShares can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such iShares. In addition, the results of an iShares investment will not match the

----------
* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund. performance of the specified index due to reductions in the iShares' performance attributable to transaction and other expenses, including fees paid by the iShares portfolio to service providers.

iShares is a registered investment company unaffiliated with the Portfolios, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Exchange-Traded Funds," below, for information regarding additional risks associated with investment in an exchange-traded fund.

The Portfolios may invest in iShares in excess of the statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

EXCHANGE-TRADED FUNDS ("ETFS")

These are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

                             INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 though 10) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's Prospectus.

4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's Prospectus shall not constitute issuance of a senior security.

5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's Prospectus.

8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's Prospectus.

9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10. With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (11 through 14) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

11. A Portfolio may not make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's Prospectus.

12. A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

13. Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.

14. A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under "Repurchase Agreements," above).

15. The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio's name. For purposes of such an investment policy, "assets" includes the Portfolio's net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

     a. The Value Equity Portfolio will invest at least 80% of its assets in equity securities.

     b. The Growth Equity Portfolio will invest at least 80% of its assets in equity securities.

     c. The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of "small cap" issuers.

     d. The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

     e. The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities of all types.

     f. The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as "junk bonds") that are rated below the fourth highest category assigned by one of the major independent rating agencies or below, or of comparable quality.

     g. The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

     h. The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust's shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

                      PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager's other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated.

                                      YEAR ENDED JUNE     YEAR ENDED      YEAR ENDED
PORTFOLIO                                 30, 2006      JUNE 30, 2005   JUNE 30, 2004
---------                             ---------------   -------------   -------------
Value Equity                             $1,091,078       $  927,993      $  731,606
Growth Equity                            $1,083,927       $  911,577      $  731,877
Small Capitalization Equity              $1,540,221       $2,475,372      $2,956,545
International Equity                     $1,604,170       $1,243,677      $1,432,728
Short-Term Municipal Bond(1)             $        0              N/A             N/A
Intermediate Term Municipal Bond(2)      $        0       $        0      $        0
Fixed Income                             $        0       $        0      $        0
Fixed Income Opportunity                 $        0       $        0      $    9,524
Fixed Income II                          $   11,702       $    7,313      $    1,044

----------
(1)  The Short-Term Municipal Bond Portfolio commenced operations on March 1,
     2006.

(2) During the fiscal year ended 6/30/04, a prior Specialist Manager was replaced and a second Specialist Manager was retained by this Portfolio.

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust's Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.

The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Equity Portfolios to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust's last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. "NA" indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

                            VALUE EQUITY              GROWTH EQUITY
                       ----------------------   -------------------------
                         2006     2005   2004     2006       2005    2004
                       --------   ----   ----   --------   -------   ----
State Street
Commissions paid ($)   $     35    N/A    N/A   $190,146   $29,542    N/A
% of commissions        0.00003%   N/A    N/A      17.54%     3.24%   N/A
% of transactions          0.15%   N/A    N/A      26.09%     5.73%   N/A

                          VALUE EQUITY           GROWTH EQUITY
                       ------------------   -----------------------
                       2006   2005   2004    2006     2005     2004
                       ----   ----   ----   ------   ------   -----
Wachovia
Commissions paid ($)    N/A    N/A    N/A   $1,491   $5,205   $ 510
% of commissions        N/A    N/A    N/A     0.14%    0.14%   0.07%
% of transactions       N/A    N/A    N/A     0.08%    0.08%   0.07%

In no instance will portfolio securities be purchased from or sold to Specialist Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by a Specialist Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization Equity Portfolio, The Fixed Income Portfolio and The Fixed Income II Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Fixed Income II Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future.

Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio's turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust's Portfolios during the last two fiscal years are set forth in the table below.

                                   FISCAL YEAR ENDED   FISCAL YEAR ENDED
PORTFOLIO                            JUNE 30, 2006       JUNE 30, 2005
---------                          -----------------   -----------------
Value Equity                             73.19%              79.98%
Growth Equity                            60.01%              56.20%
Small Capitalization Equity             101.53%             119.67%
International Equity                     37.24%              35.48%
Short-Term Municipal Bond*               29.56%                N/A
Intermediate Term Municipal Bond         17.79%              25.50%
Fixed Income                            175.82%             200.54%
Fixed Income Opportunity                 27.34%              37.25%
Fixed Income II                         573.92%             890.01%

----------
*    The Short-Term Municipal Bond Portfolio commenced operations on March 1,
     2006.

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Trust nor any service provider to the Trust may disclose material information about the Funds' portfolios holdings to other third parties except that information about portfolio holdings may be made available to such third parties unless that information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Funds. In no event shall such information be disclosed for compensation.

                 ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a "portfolio manager") who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of Hirtle Callaghan.

As noted in the Prospectus, investment in the Trust is currently limited to clients of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Accordingly, unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2006.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

ABERDEEN ASSET MANAGEMENT, INC. ("Aberdeen") serves as a Specialist Manager for The Fixed Income Portfolio. As indicated in the Prospectus, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Gary Bartlett, Warren Davis, Thomas Flaherty, Daniel Taylor, Timothy Vile and Christopher Gagnier. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED -- TOTAL

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                            ----------------------   ----------------------   -----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   --------------
Portfolio Management Team      8     $3.43 billion     11     $3.37 billion     155    $18.98 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                            ----------------------   ----------------------   ------------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER     TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   ---------------
Portfolio Management Team      0           0            0           0            1     $106.68 million

CONFLICTS OF INTEREST. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Aberdeen believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach allows Aberdeen to create a work environment that fosters excellence, teamwork and mutual respect--key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan.

OTHER ACCOUNTS MANAGED -- TOTAL

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   -------------
Mark L. Yockey                 5      $15 billion       1      $296 million     33      $8.5 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   -------------
Mark L. Yockey                 0           0            0           0            0           0

CONFLICTS OF INTERESTS. Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Hirtle Callaghan International Equity Portfolio) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund to Artisan Partners.

Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

BlackRock Financial Management, Inc. ("BlackRock") serves as a Specialist Manager for Fixed Income II Portfolio. Messrs. Keith Anderson and Scott Amero are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio allocated to BlackRock.

OTHER ACCOUNTS MANAGED -- TOTAL

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                            ----------------------   ----------------------   -----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   --------------
Scott Amero                   30     $18.3 billion     46     $14.8 billion     367    $108.7 billion
Keith Anderson                25     $15.7 billion     38     $13.9 billion     372    $107.9 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                               OTHER REGISTERED           OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   -------------   ------   -------------
Scott Amero                    0           0            4      $2.9 billion     21      $6.1 billion
Keith Anderson                 0           0            4      $2.9 billion     20      $5.9 billion

CONFLICTS OF INTERESTS. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Anderson and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     Long-Term Retention and Incentive Plan (LTIP) -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Anderson and Amero have received awards under the LTIP.

     Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

     Options and Restricted Stock Awards -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson and Amero have been granted stock options in prior years, and Messrs. Anderson and Amero participate in BlackRock's restricted stock program.

     Incentive Savings Plans -- The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

Breckinridge Capital Advisors, Inc. ("Breckinridge") serves as a Specialist Manager for The Short-Term Municipal Bond Portfolio. Mr. Peter B. Coffin, president of Breckinridge and David Madigan and Martha Field Hodgman, both Senior Vice Presidents of Breckinridge, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio.

Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.

OTHER ACCOUNTS MANAGED -- TOTAL

                               OTHER REGISTERED            OTHER POOLED
                             INVESTMENT COMPANIES      INVESTMENT VEHICLES           OTHER ACCOUNTS
                            ----------------------   ------------------------   -----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS   NUMBER     TOTAL ASSETS    NUMBER    TOTAL ASSETS
-----------------           ------   -------------   ------   ---------------   ------   --------------
Breckinridge Portfolio
   Management Team             0           0            3     $141.77 million    2459    $4.02 billion

None of these accounts has an advisory fee based on performance.

Conflicts of Interest. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.

Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.

Compensation. Breckinridge's portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms' overall profitability. It is not tied to the performance of any individual account. All of Breckinridge's portfolio managers hold an equity position (or options to acquire an equity position) which entitle them to share in the firm's profits and long-term growth.

Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to CapGuardian.

OTHER ACCOUNTS MANAGED -- TOTAL

                         OTHER REGISTERED              OTHER POOLED
                     INVESTMENT COMPANIES(1)      INVESTMENT VEHICLES(2)       OTHER ACCOUNTS(3,4)
                    -------------------------   -------------------------   -------------------------
                    NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS   NUMBER OF    TOTAL ASSETS
MANAGER NAME         ACCOUNTS   (IN BILLIONS)    ACCOUNTS   (IN BILLIONS)    ACCOUNTS   (IN BILLIONS)
------------        ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David           26          21.50           33          46.06          312          102.81
Gromadzki, Arthur       11           4.46            9          26.07          141           45.98
Havas, Richard          12           4.68           22          34.52          212           75.68
Kwak, Seung             11           4.46           10          26.23          170           52.47
Kyle, Nancy             15          15.99           28          42.33          171           60.44
Mant, John              11           4.46           13          30.07          216           66.54
Reed, Chris             12           4.68           13          29.90          179           55.71
Sauvage, Lionel         12           4.68           22          43.02          330          108.11
Sikorsky, Nilly         12           4.68           26          40.96          450          136.38
Staehelin, Rudolf       12           4.68           21          40.29          324           98.51

----------
(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                         OTHER REGISTERED              OTHER POOLED
                     INVESTMENT COMPANIES(1)      INVESTMENT VEHICLES(2)       OTHER ACCOUNTS(3,4)
                    -------------------------   -------------------------   -------------------------
                    NUMBER OF                   NUMBER OF                   NUMBER OF
MANAGER NAME         ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
------------        ---------   -------------   ---------   -------------   ---------   -------------
Fisher, David           0             --            3            0.48           13           9.01
Gromadzki, Arthur       0             --            0              --           14           6.72
Havas, Richard          0             --            0              --           12           6.91
Kwak, Seung             0             --            0              --           19           9.37
Kyle, Nancy             0             --            0              --           10           6.61
Mant, John              0             --            0              --           15           6.21
Reed, Chris             0             --            0              --           18           9.06
Sauvage, Lionel         0             --            0              --           31          15.74
Sikorsky, Nilly         0             --            3            0.48           65          29.81
Staehelin, Rudolf       0             --            0              --           32          16.60

----------
(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

CONFLICTS OF INTERESTS. CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. At CGTC, Portfolio Managers are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant funds invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts.

The benchmarks used to measure performance of the portfolio managers for the International Equity Portfolio include, as applicable, an adjusted MSCI EAFE Index, and adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the information provided by various third party consultants.

Causeway Capital Management LLC ("Causeway") serves as a Specialist Manager for The International Equity Portfolio. Day-to-day responsibility for the management of those assets of the Portfolio allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan
P. Eng and Kevin Durkin. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED -- TOTAL

                                OTHER REGISTERED            OTHER POOLED
                              INVESTMENT COMPANIES      INVESTMENT VEHICLES          OTHER ACCOUNTS
                            -----------------------   -----------------------   -----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS    NUMBER     TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   --------------   ------   --------------   ------   --------------
Sarah H. Ketterer              3     $6.391 billion      7     $1.735 billion     63     $8.021 billion
Harry W. Hartford              3     $6.391 billion      7     $1.735 billion     67     $8.021 billion
James A. Doyle                 3     $6.391 billion      7     $1.735 billion     67     $8.021 billion
Jonathan P. Eng                3     $6.391 billion      7     $1.735 billion     62     $8.028 billion
Kevin Durkin                   3     $6.391 billion      7     $1.735 billion     61     $8.021 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                                OTHER REGISTERED            OTHER POOLED
                              INVESTMENT COMPANIES      INVESTMENT VEHICLES          OTHER ACCOUNTS
                            -----------------------   -----------------------   -----------------------
PORTFOLIO MANAGER           NUMBER    TOTAL ASSETS    NUMBER     TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------           ------   --------------   ------   --------------   ------   --------------
Sarah H. Ketterer              0           0             0            0            2      $641 million
Harry W. Hartford              0           0             0            0            2      $641 million
James A. Doyle                 0           0             0            0            2      $641 million
Jonathan P. Eng                0           0             0            0            2      $641 million
Kevin Durkin                   0           0             0            0            2      $641 million

CONFLICTS OF INTEREST. The portfolio managers at Causeway who manage the portion of assets of The International Equity Portfolio that are allocated to it ("Causeway Portfolio") also provide investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust, wrap fee program, and other institutional and individual accounts including their personal accounts (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers may employ an investment strategy similar to that used in managing the Causeway Portfolio, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Portfolio that they may also recommend to Other Accounts. The portfolio managers may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher management fee rates than the Causeway Portfolio or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in Causeway International Value Fund, which is managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway's equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway's equity.

Actual or potential conflicts of interest may arise from the portfolio managers' management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information, as well as a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, and the Causeway Portfolio's two senior portfolio managers, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway's profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salaries, incentive compensation and distributions of Causeway's profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolio or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Franklin Portfolio Associates LLC. ("Franklin") Franklin serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Franklin.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED            OTHER POOLED
                         INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ----------------------   -----------------------   ----------------------
PORTFOLIO MANAGER       NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER    TOTAL ASSETS
-----------------       ------   -------------   ------   --------------   ------   -------------
John Cone                 18     $14.7 billion      5     $668.5 million     93     $16.7 billion
Tony Garvin               18     $14.7 billion      5     $668.5 million     93     $16.7 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED            OTHER POOLED
                         INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ----------------------   -----------------------   ----------------------
PORTFOLIO MANAGER       NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER    TOTAL ASSETS
-----------------       ------   -------------   ------   --------------   ------   -------------
John Cone                  2      $9.0 billion      0            0           17     $4.7 billion
Tony Garvin                2      $9.0 billion      0            0           17     $4.7 billion

CONFLICTS OF INTEREST Franklin manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Franklin's process is to rebalance all portfolios in the same style at the same time to ensure that no single portfolio is advantaged or disadvantaged over the others in the style. The rebalancing is done without regard to client type or fee schedule.

Franklin has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Franklin believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

Frontier Capital Management Company, LLC ("Frontier") Frontier serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Frontier.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED          OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   ------------
Michael A. Cavarretta      1     $160 million      1      $14 million     $28    $1.1 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED          OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   ------------
Michael A. Cavarretta      0           0           0           0           1      $7,195,287

CONFLICTS OF INTEREST In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier's trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

COMPENSATION Frontier's portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier's portfolio managers are equity owners of Frontier, which entitle them to share in the firm's profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

Geewax, Terker and Co. ("Geewax") Geewax serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Geewax.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED           OTHER POOLED
                         INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ----------------------   -----------------------   ---------------------
PORTFOLIO MANAGER       NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER   TOTAL ASSETS
-----------------       ------   -------------   ------   --------------   ------   ------------
John J. Geewax             4     $36.6 million      1     $268.5 million     14     $1.4 billion
Bruce E. Terker            4     $36.6 million      1     $268.5 million     14     $1.4 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED           OTHER POOLED
                         INVESTMENT COMPANIES      INVESTMENT VEHICLES          OTHER ACCOUNTS
                        ----------------------   -----------------------   -----------------------
PORTFOLIO MANAGER       NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER    TOTAL ASSETS
-----------------       ------   -------------   ------   --------------   ------   --------------
John J. Geewax             0          n/a           1      $60.5 million      1     $492.6 million
Bruce E. Terker            0          n/a           1      $60.5 million      1     $492.6 million

CONFLICTS OF INTEREST To alleviate the potential for conflicts of interest among accounts with the same investment philosophy, and the effectiveness of this allocation is monitored by looking at performance over time across all accounts that have the same investment philosophy. In addition, Geewax has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Geewax believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION Messrs. Terker and Geewax are partners and share in the profits of the firm.

W.R. Huff Asset Management Co. LLC ("Huff") Huff serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Fixed Income Opportunity Portfolio.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED         OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   ------------
William R. Huff            0           0           0           0          80      $9 billion
Donna Charlton             0           0           0           0          80      $9 billion
Michael J. McGuiness       0           0           0           0          80      $9 billion
Bryan E. Bloom             0           0           0           0          80      $9 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED         OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   ------------
William R. Huff            0           0           0           0           4     $680 million
Donna Charlton             0           0           0           0           4     $680 million
Michael J. McGuiness       0           0           0           0           4     $680 million
Bryan E. Bloom             0           0           0           0           4     $680 million

CONFLICTS OF INTEREST Huff has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Huff believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION The portfolio managers' compensation structure is consistent with the firm's general practice for its employees. The firm pays fixed salaries, and provides the opportunity to earn periodic bonuses. Bonuses are discretionary and variable; key consideration is given to performance of the firm on an absolute and relative basis over the course of any particular calendar year. In addition to salary and bonuses, employees can earn an ownership interest in the firm, based on merit. Portfolio managers are also eligible for retirement benefits generally available to the firm's employees.

Institutional Capital LLC ("ICAP") ICAP serves as a Specialist Manager for The Value Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to ICAP.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED          OTHER POOLED
                         INVESTMENT COMPANIES     INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ---------------------   -----------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS    NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   --------------   ------   ------------
Robert H. Lyon            17     $5.9 billion      4     $800.6 million     143    $8.2 billion
Gary S. Maurer            17     $5.9 billion      4     $800.6 million     143    $8.2 billion
Kathleen C Pease          17     $5.9 billion      4     $800.6 million     143    $8.2 billion
Jerrold K. Senser         17     $5.9 billion      4     $800.6 million     143    $8.2 billion
Andrew P. Starr           17     $5.9 billion      4     $800.6 million     143    $8.2 billion
William Van Tuinen        17     $5.9 billion      4     $800.6 million     143    $8.2 billion
Thomas R. Wenzel          17     $5.9 billion      4     $800.6 million     143    $8.2 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED         OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ---------------------   ---------------------   -----------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   --------------
Robert H. Lyon             0           0           0           0           8     $675.6 million
Gary S. Maurer             0           0           0           0           8     $675.6 million
Kathleen C Pease           0           0           0           0           8     $675.6 million
Jerrold K. Senser          0           0           0           0           8     $675.6 million
Andrew P. Starr            0           0           0           0           8     $675.6 million
William Van Tuinen         0           0           0           0           8     $675.6 million
Thomas R. Wenzel           0           0           0           0           8     $675.6 million

CONFLICTS OF INTEREST Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolio, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. Compensation for key investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

IronBridge Capital Management LP ("IronBridge") IronBridge serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to IronBridge.

OTHER ACCOUNTS MANAGED -- TOTAL

                           OTHER REGISTERED          OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES         OTHER ACCOUNTS
                        ---------------------   ---------------------   -----------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   --------------
Chris Faber                2     $536 million      9     $643 million     80     $1.745 billion
Jeff Madden                2     $536 million      9     $643 million     80     $1.745 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                           OTHER REGISTERED          OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER       NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------       ------   ------------   ------   ------------   ------   ------------
Chris Faber                0           0           0           0           4     $332 million
Jeff Madden                0           0           0           0           4     $332 million

CONFLICTS OF INTEREST IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION IronBridge portfolio manager's compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance through out the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers' long term interests with those of our clients.

Jennison Associates LLC ("Jennison") Jennison serves as a Specialist Manager for The Growth Equity Portfolio. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison.

OTHER ACCOUNTS MANAGED -- TOTAL

                             OTHER REGISTERED            OTHER POOLED
                           INVESTMENT COMPANIES       INVESTMENT VEHICLES         OTHER ACCOUNTS
                          ----------------------   ------------------------   ----------------------
PORTFOLIO MANAGER         NUMBER    TOTAL ASSETS   NUMBER     TOTAL ASSETS    NUMBER   TOTAL ASSETS
-----------------         ------   -------------   ------   ---------------   ------   -------------
Kathleen A. McCarragher     11     $7.75 billion      6     $508.31 million     47     $5.43 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
Kathleen A. McCarragher      0           0           0           0           0           0

CONFLICTS OF INTEREST In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors will be reviewed for the portfolio manager:

- One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

-    Historical and long-term business potential of the product strategies;

-    Qualitative factors such as teamwork and responsiveness; and

- Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

JS Asset Management, LLC ("JSAM") serves as a Specialist Manager for The Value Equity Portfolio. John K. Schneider, JSAM's founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolio's assets allocated to JSAM. Mr. Schneider also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED -- TOTAL

                             OTHER REGISTERED           OTHER POOLED
                           INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER         NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------         ------   -------------   ------   -------------   ------   -------------
John K. Schneider            3     $45.5 million      3     $38.2 million      3     $34.7 million

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                             OTHER REGISTERED           OTHER POOLED
                           INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER         NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------         ------   -------------   ------   -------------   ------   -------------
John K. Schneider            0           0            2     $17.1 million      0           0

CONFLICTS OF INTEREST. It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts. JSAM has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, JSAM believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. The portfolio manager's compensation has three components: salary, bonus and equity ownership. The bonus is discretionary and is based on firm performance and profitability. As an equity owner of the firm, the portfolio manager also participates in the profitability of the firm.

Schroder Investment Management North America Inc. ("Schroders") Schroders serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. David Baldt, CFA, is the portfolio manager responsible for making day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio.

OTHER ACCOUNTS MANAGED -- TOTAL

                             OTHER REGISTERED           OTHER POOLED
                           INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER         NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------         ------   -------------   ------   -------------   ------   -------------
David Baldt                  0           0            4      $443 million     249    $2.24 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
David Baldt                  0           0           0           0           0           0

CONFLICTS OF INTEREST Schroders has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Schroders believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION Schroders fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Discretionary bonuses for Schroders' fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation: revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For individual fund managers Schroders assesses the performance of their fund relative to competitors and to the relevant benchmark over one and three year periods, the level of funds under management and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to its corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

Sterling Johnston Capital Management L.P. ("Sterling Johnston") Sterling Johnston serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Scott Sterling Johnston, Chairman of Sterling Johnston, is the portfolio manager responsible for making day-to-day investment decisions for The Small Capitalization Equity Portfolio.

OTHER ACCOUNTS MANAGED -- TOTAL

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
Scott Sterling Johnston      0           0           1     $7.6 million     47     $1.2 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
Scott Sterling Johnston      0           0           1     $7.6 million     18     $630 million

CONFLICTS OF INTEREST Sterling Johnston has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Sterling Johnston believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION Sterling Johnston portfolio manager's compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance through out the year. Ownership in Sterling Johnston aligns its portfolio managers' long term interests with those of its clients.

SSgA Funds Management Inc. ("SSgA FM") SSgA FM serves s a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio and The Growth Equity Portfolio allocated to SSgA FM.

OTHER ACCOUNTS MANAGED -- TOTAL

                              OTHER REGISTERED            OTHER POOLED
                            INVESTMENT COMPANIES       INVESTMENT VEHICLES          OTHER ACCOUNTS
                          -----------------------   ------------------------   -----------------------
PORTFOLIO MANAGER         NUMBER    TOTAL ASSETS    NUMBER     TOTAL ASSETS    NUMBER   TOTAL ASSETS
-----------------         ------   --------------   ------   ---------------   ------   --------------
David Chin                  43     $27.20 billion     384    $256.40 billion     106    $84.30 billion
John Tucker                 43     $27.20 billion     384    $256.40 billion     106    $84.30 billion

OTHER ACCOUNTS MANAGED -- OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
David Chin                   0           0           0           0           0           0
John Tucker                  0           0           0           0           0           0

CONFLICTS OF INTEREST A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Sustainable Growth Advisers ("SGA") serves as a Specialist Manager for The Growth Equity Portfolio. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of the Portfolio's assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED*

                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES     INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ----------------------   ----------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------         ------   ------------   ------   -------------   ------   -------------
George P. Fraise             4     $2.6 billion      4     $44.7 million      3     $21.2 million
Gordon M. Marchand           4     $2.6 billion      4     $44.7 million      3     $21.2 million
Robert L. Rohn               4     $2.6 billion      4     $44.7 million      3     $21.2 million

None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. SGA's portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA's portfolio managers are equity owners of SGA, which entitles them to share in the firm's profits and the long-term growth of the firm.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectus, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Intermediate Term Municipal Bond, Fixed Income and Fixed Income II Portfolios will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. For a Portfolio to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Portfolio's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any remaining undistributed such items from prior years. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

If for any taxable year a Portfolio does not qualify for federal tax treatment as a regulated investment company, all of the Portfolio's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Portfolio's shareholders to the extent of the Portfolio's current and accumulated earnings and profits.

Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.

Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" or "PFIC" -- a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50% or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

                   HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end diversified, series, management investment company. The Trust currently offers shares of eight investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. Prior to June 29, 2000, the Trust also offered shares of an additional short-term municipal bond portfolio. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this Prospectus, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. Class A shares and Class B shares have identical rights and preferences; the only difference between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients' accounts. As of the date of this Statement of Additional Information, the Trust has not made this feature available to any such investment manager.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

PRINCIPAL SECURITYHOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 2, 2006. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's Portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

                                                                      INTER-
                                                                     MEDIATE
                                               SMALL                   TERM               FIXED    FIXED   SHORT-
   NAME AND ADDRESS OF       VALUE   GROWTH    CAP.    INTERNAT'L   MUNICIPAL    FIXED   INCOME   INCOME    TERM
      RECORD HOLDER         EQUITY   EQUITY   EQUITY     EQUITY        BOND     INCOME    OPP'Y     II      MUNI
-------------------------   ------   ------   ------   ----------   ---------   ------   ------   ------   ------
Bankers Trust Company       74.02%   62.60%   52.51%     52.54%       93.39%    72.94%   39.99%   66.77%   66.03%
665 Locust
New York NY 10008

Wendel & Co                 19.46%   28.25%   17.90%     19.83%                 12.72%   27.22%   10.99%   11.62%
Po Box 1066 Wall Street
Station
C/O Bk Of New York Mutual
Fd Reorg Dept
New York Ny 11217

Northern Trust Company                         5.71%      5.01%                          12.70%
Geisinger Health Systems
Po Box 92956
Chicago Il 60675

Saxon & Co                                                5.74%                           8.54%            21.53%
Po Box 7780-1888
Philadelphia Pa 19182

                                                                      INTER-
                                                                     MEDIATE
                                               SMALL                   TERM               FIXED    FIXED   SHORT-
   NAME AND ADDRESS OF       VALUE   GROWTH    CAP.    INTERNAT'L   MUNICIPAL    FIXED   INCOME   INCOME    TERM
      RECORD HOLDER         EQUITY   EQUITY   EQUITY     EQUITY        BOND     INCOME    OPP'Y     II      MUNI
-------------------------   ------   ------   ------   ----------   ---------   ------   ------   ------   ------
Post & Co                                     10.03%                                               7.90%
Po Box 1066 Wall Street
Station
C/O Bk Of New York Mutual
Fd Reorg Dept
New York Ny 11217

State Street Corporation                       8.48%      9.87%                  7.43%             6.74%
Health Alliance Assurance
Company
1776 Heritage Dr
North Quincy Ma 037 02171

POTENTIAL CONFLICTS OF INTEREST. The Trust, Hirtle Callaghan and each of the Trust's Specialist Managers, as well as the Trust's principal underwriter, have adopted codes of ethics (each, a "17j-1 Code") under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

                                  PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the "Policy") in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (collectively, "Equity Portfolios") by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios the responsibility for voting proxies received by such the respective Equity Portfolios in a manner that is designed to maximize the value of the shareholders' interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager. It is qualified by the full policy of each Specialist Manager, which are available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC's website at http://www.sec.gov.

SPECIALIST MANAGER                                     SUMMARY
------------------                                     -------
Institutional Capital LLC ("ICAP")   ICAP's proxy voting policies generally
                                     provide that the firm's proxy committee
                                     will oversee the operation of the proxy
                                     voting policies and that the analyst who
                                     follows the company will decide how to vote
                                     proxies on various issues on a case-by-case
                                     basis, with the intention being to vote
                                     proxies in the best interest of client
                                     accounts. ICAP has adopted proxy voting
                                     guidelines that may be employed when
                                     considering how to vote proxies. Proxy
                                     solicitations that might involve a conflict
                                     of interest between ICAP and client
                                     interests will be handled by the proxy
                                     committee in one of the following ways:

                                     1. Vote the securities based on a
                                     pre-determined voting policy if the
                                     application of the policy to the matter
                                     presented involves little discretion on
                                     ICAP's part;

                                     2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

                                     3. Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Frontier Capital Management          Frontier seeks to vote proxies to maximize
Company, LLC ("Frontier")            the long-term value of its clients' assets
                                     and to cast votes that it believes to be
                                     fair and in the best interest of the
                                     affected client(s).

                                     Frontier has contracted with Glass Lewis &
                                     Co. ("Glass Lewis") and ADP Financial
                                     Services, Inc. ("ADP") to provide
                                     assistance in voting proxies for its
                                     clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines.

                                     Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis's vote recommendations.This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer's proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier's or with whom Frontier has another business or personal relationship.

                                     In instances in which Frontier wishes to override Glass Lewis's vote recommendations, Frontier's Proxy Voting
                                     Committee will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting
                                     Committee may elect to vote the proxy in accordance with Glass Lewis's recommendations or it will not take into consideration the conflicting relationship and will vote in the clients' best interest. If the Committee determines that a material conflict does not exist, then
                                     Frontier will vote the proxy in its
                                     discretion.

Jennison Associates LLC              Jennison Associates LLC ("Jennison")
("Jennison")                         actively manages publicly traded equity
                                     securities and fixed income securities. It
                                     is the policy of Jennison that where proxy
                                     voting authority has been delegated to and
                                     accepted by Jennison, all proxies shall be
                                     voted by investment professionals in the
                                     best interest of the client without regard
                                     to the interests of Jennison or other
                                     related parties, based on recommendations
                                     as determined by pre-established guidelines
                                     either adopted by Jennison or provided by
                                     the client. Secondary consideration may be
                                     given to the public and social value of
                                     each issue. For purposes of this policy,
                                     the "best interests of clients" shall mean,
                                     unless otherwise specified by the client,
                                     the clients' best economic interests over
                                     the long term - that is, the common
                                     interest that all clients share in seeing
                                     the value of a common investment increase
                                     over time. Any proxy vote that may
                                     represent a potential material conflict is
                                     reviewed by Jennison Compliance and
                                     referred to the Proxy Voting Committee to
                                     determine how to vote the proxy if
                                     Compliance determines that a material
                                     conflict exists.
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                                     In voting proxies for international
                                     holdings, we will generally apply the same
                                     principles as those for U.S. holdings.
                                     However, in some countries, voting proxies
                                     result in additional restrictions that have
                                     an economic impact or cost to the security,
                                     such as "share blocking", where Jennison
                                     would be restricted from selling the shares
                                     of the security for a period of time if
                                     Jennison exercised its ability to vote the
                                     proxy. As such, we consider whether the
                                     vote, either itself or together with the
                                     votes of other shareholders, is expected to
                                     have an effect on the value of the
                                     investment that will outweigh the cost of
                                     voting. Our policy is to not vote these
                                     types of proxies when the cost far
                                     outweighs the benefit of voting, as in
                                     share blocking.

                                     It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Geewax Terker & Co. ("Geewax")       Geewax votes all proxies in its client's
                                     best interests; an outline of voting
                                     guidelines is available to clients upon
                                     request. Geewax generally votes with
                                     management, except in cases in which such a
                                     vote would be contrary to the enhancement
                                     of shareholder value. Specific guidelines
                                     include voting: (i) against all proposals
                                     that indicate they could be anti-takeover;
                                     (ii) for shareholder proposals that, in
                                     Geewax's judgment, may enhance the
                                     accountability of management to
                                     shareholders; and (iii) in the case of
                                     proposed mergers and acquisitions, on a
                                     case-by-case basis.

Artisan Partners Limited             Artisan votes proxies in the manner that,
Partnership ("Artisan")              in the judgment of Artisan, is in the
                                     economic best interests of the Portfolio.
                                     The investment philosophy of Artisan is
                                     predicated on the belief that the quality
                                     of management is often the key to ultimate
                                     success or failure of a business. Because
                                     Artisan generally makes investments in
                                     companies in which Artisan has confidence
                                     in the management, the firm generally votes
                                     proxies in accordance with management's
                                     recommendation, but may vote against
                                     management if, in the judgment of Artisan,
                                     the proposal would not enhance shareholder
                                     value. In some non-U.S. markets, the sale
                                     of securities voted may be prohibited for
                                     some period of time, usually between the
                                     record and meeting dates. Generally,
                                     Artisan does not vote proxies in those
                                     jurisdictions in which doing so might
                                     impair Artisan's ability to implement
                                     investment decisions. In order to ensure
                                     that material conflicts of interest have
                                     not influenced Artisan's voting process,
                                     Artisan has implemented a process to
                                     identify such conflicts, document voting
                                     decisions where such conflicts are deemed
                                     to exist and to review such votes. In such
                                     circumstances, members of Artisan's Proxy
                                     Committee generally votes in accordance
                                     with the recommendations of a proxy service
                                     provider that itself is not conflicted or
                                     conducts an independent review of the
                                     proposed vote.

Capital Guardian Trust Company       Capital Guardian Trust Company ("CGTC")
("CapGuardian")                      considers proxy voting an important part of
                                     its investment management services to
                                     clients. The procedures that govern proxy
                                     voting activities are reasonably designed
                                     to ensure that proxies are voted in a
                                     manner that maximizes long-term shareholder
                                     value and are in the best interest of
                                     CGTC's clients. Proxy issues are evaluated
                                     on their merits and are considered in the
                                     context of the analyst's knowledge of a
                                     company, its current management,
                                     management's past record and CGTC's general
                                     position on the issue.

                                     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

                                     Associates in the proxy voting department
                                     are responsible for coordinating the voting
                                     of proxies and working with outside proxy
                                     voting service providers and custodian
                                     banks to submit the votes in a timely
                                     manner. Standard items, such as the
                                     uncontested election of directors,
                                     ratification of auditors, adopting reports
                                     and accounts and other administrative
                                     items, are typically voted with management.
                                     The
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                                     research analyst who follows the company
                                     reviews all non-standard issues and makes a
                                     voting recommendation based on his or her
                                     in-depth knowledge of the company. Many
                                     non-standard issues receive further
                                     consideration by a proxy voting committee,
                                     which reviews the issues and the analyst's
                                     recommendation, and decides how to vote.

                                     Occasionally, CGTC may vote proxies where a material client is involved with the proxy.
                                     When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

                                     Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

                                     This summary of CGTC's Proxy Voting Policy and Procedures is qualified by the full policy, which is available upon request.

SSgA Funds Management ("SSgA")       SSgA seeks to vote proxies in the best
                                     interests of its clients. In the ordinary
                                     course, this entails voting proxies in a
                                     way which SSgA believes will maximize the
                                     monetary value of each portfolios'
                                     holdings. SSgA takes the view that this
                                     will benefit its direct clients (e.g.
                                     investment funds) and, indirectly, the
                                     ultimate owners and beneficiaries of those
                                     clients (e.g. fund shareholders). Oversight
                                     of the proxy voting process is the
                                     responsibility of the State Street Global
                                     Advisors Investment Committee ("SSgA-IC"),
                                     which retains the final authority and
                                     responsibility for voting.

                                     In order to facilitate the proxy voting
                                     process, SSgA retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. All proxies received on behalf of SSgA clients are forwarded to the proxy voting firm. If the request falls within one of SSgA's established guidelines, and there are no special circumstances relating to that company or proxy which come to SSgA's attention, the proxy is voted according to the guidelines.

                                     In instances of special circumstances or issues not directly addressed by the policies, the Chairman of the SSgA-IC is consulted for a determination of whether there is a material conflict of interest between the interests of the client and those of SSgA. If it is determined that there is a material conflict, special procedures are followed. If there is no material conflict, SSgA examines each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and a voting decision will be made based on maximizing the monetary value of each portfolios' holdings.

Sterling Johnston Capital            Sterling Johnston has adopted written
Management, L.P. ("Sterling          policies and procedures regarding the
Johnston")                           voting of client proxies. These proxy
                                     voting guidelines are designed to ensure
                                     that proxies are voted in a manner that in
                                     the best interest of Sterling Johnston's
                                     clients. Sterling Johnston generally votes
                                     proxies according to its established proxy
                                     voting guidelines and has a designated
                                     Proxy Officer to monitor the proxy voting
                                     process. If a material conflict of interest
                                     arises between Sterling Johnston and its
                                     clients, Sterling Johnston will generally
                                     follow the proxy voting guidelines.
                                     Sterling Johnston has retained an outside
                                     consultant to provide research and analysis
                                     of proxy issues and act as voting agent.
                                     There are circumstances under which
                                     Sterling Johnston may elect not to vote a
                                     proxy, as for example, when the position is
                                     held for short-term trading purposes or
                                     when the cost of voting may exceed the
                                     value of any anticipated benefits of the
                                     proposal.
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BlackRock Financial Management,      BlackRock has engaged a third-party service
Inc. ("BlackRock")                   provider to assist in the voting of
                                     proxies. The guidelines, as adopted by
                                     BlackRock, pertaining to the voting of
                                     proxies in the best interests of its
                                     clients, has been provided to this service
                                     provider, who then analyzes all proxy
                                     solicitations received for BlackRock
                                     clients and makes recommendations as to how
                                     the relevant votes should be cast.

                                     The guidelines describe several proxy
                                     proposals that may be characterized as
                                     routine and non-routine and lists examples of the types of proposals that BlackRock would typically support. Any general or specific proxy voting guidelines provided by an advisory clients or its designated agent in writing will supercede the guidelines.

                                     Situations may arise that involve an actual or perceived conflict of interest. In all cases, the manner in which BlackRock votes proxies will be based on clients' best interests and not the product of a conflict.

                                     BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.

W.R. Huff Asset Management           Proxies shall in all cases be voted in a
co., L.L.C. ("Huff")                 manner consistent with the best interests
                                     of Huff's clients. In general, Huff will
                                     oppose any anti-takeover proposals and
                                     support the elimination of anti-takeover
                                     policies. Compensation plans,
                                     reorganizations, mergers, other capital
                                     structure changes and social responsibility
                                     issues will be evaluated on a case-by-case
                                     basis. Social issues which do not directly
                                     involve financial considerations will be
                                     evaluated on a case-by-case basis. Huff
                                     will generally vote against such proposals
                                     where their implementation would involve an
                                     unwarranted costs or expense.

                                     There may be limited circumstances in which it is in the best interests of the client to refrain from voting proxies.

                                     The portfolio managers, together with
                                     in-house counsel, including the compliance officer, are responsible for receiving, processing and voting proxies. The compliance officer is responsible for identifying potential conflicts of interest. In cases where it is determined that a potential conflict exists, the compliance officer will disclose the nature of the conflict to the affected client(s), disclose the specific matter under proposal to the shareholders, and obtain the client(s) consent before voting.

Schroder Investment Management       Proxies voted in a manner which is deemed
North America Inc. ("Schroders")     most likely to protect and enhance the
                                     longer term value of the security as an
                                     asset to the account. The firm's Proxy
                                     Committee consists of investment
                                     professionals and other officers, and is
                                     responsible for ensuring compliance with
                                     its proxy voting policy.

                                     When making proxy-voting decisions, the
                                     firm generally adheres to Schroders' Global
                                     Corporate Governance Policy (the "Policy").
                                     The Policy, which has been developed by
                                     Schroders' Global Corporate Governance Team and approved by the Proxy Committee, sets forth the firm's positions on recurring issues and criteria for addressing non-recurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

                                     The firm utilizes the services of research providers and considers their recommendations for voting on particular proxy proposals. However, the firm bears ultimate responsibility for proxy voting decisions.

                                     From time to time, proxy voting proposals may raise conflicts between the firm's interests and those of its clients. In case of such an event:

                                     A. if a proposal is addressed by the
                                     Policy, the firm will vote in accordance
                                     with the Policy;
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                                     B. if the firm believes it is in the best
                                     interests of clients to depart from the
                                     Policy, the firm will be subject to the
                                     requirements of C or D below, as
                                     applicable;

                                     C. if the proxy proposal is (1) not
                                     addressed by the Policy or (2) requires a case-by-case determination, the firm may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against the firm's own interest in the matter
                                     (i.e., against the perceived or actual
                                     conflict).

                                     D. if the proxy proposal is (1) not
                                     addressed by the Policy or (2) requires a case-by-case determination, and the firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the firm must take one of the following actions in voting such proxy: (a) vote in accordance with a third party's recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by the firm; or (c) obtain approval of the decision from the Chief
                                     Compliance Officer and the Chief Investment
                                     Officer.

Franklin Portfolio Associates        Franklin, through its participation on
("Franklin")                         Mellon's Proxy Policy Committee, has
                                     adopted a Proxy Voting Policy, related
                                     procedures, and voting guidelines which are
                                     applied to those client accounts over which
                                     it has been delegated the authority to vote
                                     proxies. In voting proxies, Franklin seeks
                                     to act solely in the best financial and
                                     economic interest of the applicable client.
                                     Franklin will carefully review proposals
                                     that would limit shareholder control or
                                     could affect the value of a client's
                                     investment. Franklin generally will oppose
                                     proposals designed to insulate an issuer's
                                     management unnecessarily from the wishes of
                                     a majority of shareholders. Franklin will
                                     generally support proposals designed to
                                     provide management with short-term
                                     insulation from outside influences so as to
                                     enable them to bargain effectively with
                                     potential suitors and otherwise achieve
                                     long-term goals. On questions of social
                                     responsibility where economic performance
                                     does not appear to be an issue, Franklin
                                     will attempt to ensure that management
                                     reasonably responds to the social issues.

                                     All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy
                                     Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the
                                     Proxy Policy Committee may review any
                                     proposal where it has identified a
                                     particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Franklin weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

                                     Franklin recognizes its duty to vote
                                     proxies in the best interests of its
                                     clients. Franklin seeks to avoid material
                                     conflicts of interest through the
                                     establishment of the Proxy Policy
                                     Committee, which applies detailed,
                                     pre-determined proxy voting guidelines in
                                     an objective and consistent manner across
                                     client accounts, based on internal and
                                     external research and recommendations
                                     provided by a third party vendor, and
                                     without consideration of any client
                                     relationship factors. Further, Franklin and
                                     its affiliates engage a third party as an
                                     independent fiduciary to vote all proxies
                                     for Mellon Financial Corporation securities
                                     and affiliated mutual fund securities.
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IronBridge Capital Management,       IronBridge has engaged a third-party
LLC ("IronBridge")                   vendor, Institutional Shareholder Services
                                     ("ISS"), to vote proxy statements and
                                     maintain all proxy records with respect to
                                     its clients. Proxy ballots will be voted in
                                     accordance with ISS voting guidelines. Due
                                     to the fact that ISS is an independent,
                                     qualified third party, IronBridge believes
                                     that votes effected by ISS are not, and
                                     cannot be, a product of a conflict of
                                     interest.

JS Asset Management, LLC ("JSAM")    JSAM votes proxies in the best interests of
                                     clients. JSAM has developed proxy voting
                                     guidelines that address issues related to
                                     sound corporate governance. The exclusive
                                     purpose of each voting decision is to
                                     maximize the economic value of the client's
                                     investment. JSAM may vote against
                                     management on specific issues which are
                                     deemed to impair shareholder rights or
                                     value. Specific guidelines cover board of
                                     director issues, capitalization issues,
                                     shareholder rights and proxy voting,
                                     executive compensation, routine corporate
                                     issues, social responsibility issues and
                                     conflicts of interest. Other issues are
                                     considered in light of relevant facts and
                                     circumstances. The Adviser may form special
                                     committees, from time to time, to address
                                     unusual proxy voting issues or conflicts.

Sustainable Growth Advisers          SGA's proxy voting procedures are designed
("SGA")                              and implemented in a way that is reasonably
                                     expected to ensure that proxy matters are
                                     conducted in the best interest of the
                                     clients, material conflicts are avoided and
                                     fiduciary obligations are fulfilled. The
                                     policy and procedures are updated as
                                     appropriate to take into account
                                     developments in the law, best practices in
                                     the industry, and refinements deemed
                                     appropriate by SGA. Material conflicts are
                                     resolved in the best interest of the
                                     clients or in accordance with specific
                                     client directives.

                                     Designated individuals are assigned the
                                     duties of receiving and reviewing proxies.
                                     These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

                                     It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation.
                                     Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.
                                     Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

                                     There may be occasions (although SGA
                                     anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

Causeway Capital Management LLC      Causeway votes the proxies of companies
("Causeway")                         owned by clients who have granted Causeway
                                     voting authority. Causeway votes proxies
                                     solely in the best interests of clients in
                                     accordance with its Proxy Voting Policies
                                     and Procedures. Causeway votes consistent
                                     with the following principles: (i)
                                     increasing shareholder value; (ii)
                                     maintaining or increasing shareholder
                                     influence over the board of directors and
                                     management; (iii) establishing and
                                     enhancing a strong and independent board of
                                     directors; (iv) maintaining or increasing
                                     the rights of shareholders; and (v)
                                     aligning the interests of management and
                                     employees with those of shareholders with a
                                     view toward the reasonableness of executive
                                     compensation and shareholder dilution.
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                                     Causeway recognizes that a company's
                                     management is charged with day-to-day
                                     operations and, therefore, generally votes
                                     on routine business matters in favor of
                                     management's positions. Under its
                                     guidelines, Causeway generally votes for
                                     distributions of income, appointment of
                                     auditors, director compensation (unless
                                     excessive), management's slate of director
                                     nominees (except nominees with poor
                                     attendance or who have not acted in the
                                     best interests of shareholders), financial
                                     results/director and auditor reports, share
                                     repurchase plans, and changing corporate
                                     names and other similar matters. Causeway
                                     generally votes with management on social
                                     issues because it believes management is
                                     responsible for handling them. Causeway
                                     generally votes against anti-takeover
                                     mechanisms and attempts to classify boards
                                     of directors or eliminate cumulative
                                     voting. Causeway votes other
                                     matter--including equity -based
                                     compensation plans--on a case-by-case
                                     basis.

                                     Causeway's interests may conflict with
                                     clients on certain proxy votes where
                                     Causeway might have a significant business or personal relationship with the company or its officers. Causeway's chief operating officer in consultation with the general counsel shall determine if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies.
                                     If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional
                                     Shareholder Services.

                                     Non-U.S. proxies may involve a number of problems that restrict or prevent
                                     Causeway's ability to vote. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

Aberdeen Asset Management, Inc.      The Advisers have adopted written Proxy
("Aberdeen")                         Voting Policies and Procedures ("Proxy
                                     Procedures"), as required by Rule 206(4)-6
                                     under the Advisers Act, governing conflict
                                     of interest resolution, disclosure,
                                     reporting and recordkeeping relating to
                                     voting of proxies.

                                     Under the Proxy Procedures, Aberdeen votes proxies relating to equity portfolio securities in the best interests of clients, unless the client contract specifies that Aberdeen will not vote.
                                     Aberdeen seeks to develop relationships
                                     with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, Aberdeen may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While Aberdeen has written guidelines for certain issues on which votes may be cast (e.g., such guidelines permit not voting in certain economically insignificant matters and call for voting for routine matters such as the uncontested appointment of directors), each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote.
                                     Aberdeen may cast proxy votes in favor of management's proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.

                                     If a material conflict of interest between
                                     an Adviser and its respective client(s) is
                                     identified, the Adviser may choose among a
                                     number of options to eliminate such
                                     conflict, including (i) voting as
                                     recommended by a third party service if the
                                     Adviser utilizes such a service, (ii)
                                     deciding to "echo vote" or "mirror vote"
                                     the proxies in the same proportion as the
                                     votes of other proxy holders that are not
                                     Aberdeen clients, (iii) if possible,
                                     erecting information barriers around the
                                     person or persons making voting decisions
                                     sufficient to insulate the voting decision
                                     from the conflict, (iv) if practical,
                                     notifying affected clients of the conflict
                                     of interest and seeking a waiver of the
                                     conflict, or (v) if agreed upon in writing
                                     with the affected clients, forwarding the
                                     proxies to the affected clients and
                                     allowing them to vote their own proxies.
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Breckinridge Capital Advisors,       BCA will only be responsible for voting
Inc. ("Breckinridge")                proxies for those municipal bond issues
                                     actively managed by BCA.

                                     Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end,
                                     BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.

                                     We have identified no current conflicts of interest between client interests and our own within our proxy voting process.
                                     Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy
                                     (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting
                                     Committee to determine the appropriate
                                     vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party's decision is binding.

                                     We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC") serves as the Trust's independent registered public accounting firm. The Trust's financial statements as of June 30, 2006 have been audited by PwC, whose address is 100 East Broad Street Suite 2100, Columbus, OH, 43215. Such statements and accompanying report are set forth in the Trust's Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

                                RATINGS APPENDIX

                      RATINGS FOR CORPORATE DEBT SECURITIES

Moody's Investors Service, Inc.         Standard & Poor's Corporation

AAA                                     AAA

Judged to be of the best quality;       This is the highest rating assigned by
smallest degree of investment risk.     S&P to a debt obligation and indicates
                                        an extremely strong capacity to pay
                                        principal and interest.

AA                                      AA

Judged to be of high quality by all     Also qualify as high-quality debt
standards; together with Aaa group,     obligations. Capacity to pay principal
comprise what are generally known as    and interest is very strong.
"high grade bonds."

A                                       A

Possess many favorable investment       Strong capacity to pay principal and
attributes and are to be considered     interest, although securities in this
as obligations.                         category are somewhat upper medium grade
                                        more susceptible to the adverse effects
                                        of changes in circumstances and economic
                                        conditions.

BAA                                     BBB


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

Medium grade obligations, i.e. they     Bonds rated BBB are regarded as having
are neither highly protected nor        an adequate capacity to pay principal
poorly secured. Interest payments and   and interest. Although they normally
principal security appear adequate      exhibit adequate protection parameters,
for present but certain protective      adverse economic conditions or changing
elements may be lacking or unreliable   circumstances are more likely to lead to
over time. Lacking in outstanding       a weakened capacity to pay principal and
investment characteristics and have     interest for bonds in this category than
speculative characteristics as well.    for bonds in the A category.

BA                                      BB

Judged to have speculative elements:    Bonds rated BB are regarded, on balance,
their future cannot be considered as    as predominantly speculative with
well assured. Often the protection of   respect to the issuer's capacity to pay
interest and principal payments may     interest and repay principal in
every moderate and thereby not well     accordance with the terms of the
safeguarded during both good and bad    obligation. While such bonds will likely
times over the future. Uncertainty of   have some quality and protective
position characterize bonds in this     characteristics, these are outweighed by
class.                                  large uncertainties or major risk
                                        exposures to adverse conditions.

B                                       CI

Generally lack characteristics of the   Reserved for income bonds on which no
desirable investment. Assurance of      interest is being paid.
interest and principal payments or of
maintenance of other terms of the
contract over any long period of time
may be small.

CAA                                     D

Of poor standing, such issues may be    In payment default. The D rating
in default or there may be present      category is used when interest payments
elements of danger with respect to      or principal payments are not made on
principal or interest.                  the date due even if the applicable
                                        grace period has not expired, unless
                                        S&P's believes that such payments will
                                        be made during such grace period. The D
                                        rating also will be used upon the filing
                                        of a bankruptcy petition if debt service
                                        payments are jeopardized.

CA

Represent obligations which are
speculative in a high degree. Such
issues are often in default or have
other marked shortcomings.

C

The lowest rated class; can be
regarded as having extremely poor
prospects of ever attaining any real
investment standing.

                        RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

     SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

     SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

     MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

     Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


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